              [ ] Shares in the Form of American Depositary Shares


                       CHINA GRENTECH CORPORATION LIMITED


                             UNDERWRITING AGREEMENT

                                                                March [  ], 2006

BEAR, STEARNS & CO. INC.
     As Representative of the
     several Underwriters named in
     Schedule I attached hereto (the "Representative")
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

Ladies/Gentlemen:

         China GrenTech Corporation Limited, an exempted company incorporated with limited liability existing under the laws of the Cayman Islands (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of [ ] shares (the "Company Shares") of its ordinary shares, par value US$0.00002 per share (the "Ordinary Shares"). The shareholders of the Company listed on Schedule II hereto (the "Selling Shareholders") severally and not jointly propose to sell to the Underwriters the number of shares of Ordinary Shares set forth opposite their respective names on
Schedule II hereto (the "Selling Shareholders' Shares" and, together with the Company Shares, the "Firm Shares"). For the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, the Company also proposes to issue and sell to the Underwriters up to an additional [ ] shares of Ordinary Shares (the "Additional Company Shares") and the Selling Shareholders severally and not jointly also propose to sell to the Underwriters up to an additional number of shares of Ordinary Shares set forth opposite their respective names on Schedule II hereto (the "Additional Selling Shareholders' Shares" and, together with the Additional Company Shares, the "Additional Shares"). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares". The Shares are more fully described in the Registration Statement and the Pricing Prospectus referred to below. Bear, Stearns & Co. Inc. is acting as Lead Manager of the Underwriters in connection with the offering and sale of the Shares contemplated herein (the "Offering").

         The Underwriters will take delivery of the Shares in the form of American Depositary Shares ("ADSs"). The ADSs are to be issued pursuant to a Deposit Agreement dated as of March [ ], 2006 (the "Deposit Agreement") among the Company, Citibank, N.A., as Depositary (the "Depositary"), and all Holders and Beneficial Owners (each as defined therein) from time to time of ADSs evidenced by American Depositary Receipts (the "ADRs") issued by the Depositary.

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Each ADS will initially represent the right to receive 20 Ordinary Shares deposited pursuant to the Deposit Agreement.

          1. Representations and Warranties of the Company.

          The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) The Company has filed with the U.S. Securities and Exchange Commission (the "Commission") a registration statement under the U.S. Securities Act of 1933, as amended (the "Securities Act"), relating to the Shares, on Form F-1 (No. 333-_____) (the "Initial Registration Statement"); and such Initial Registration Statement, and any post-effective amendment thereto, each in the form previously delivered to the Representative, have been declared effective by the Commission, in such form. Other than a registration statement, if any, increasing the size of the Offering (a "Rule 462(b) Registration Statement") filed pursuant to Rule 462(b) under the Securities Act, which will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission. The various parts of the Initial Registration Statement and the 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 4(a) hereof and deemed by virtue of Rule 430A or 430C under the Securities Act to be part of the Initial Registration Statement at the time it became effective under the Securities Act with respect to the Underwriters, each as amended at the time such part of the Initial Registration Statement or Rule 462(b) Registration Statement, if any, became or hereafter becomes effective under the Securities Act with respect to the Underwriters, are hereafter collectively referred to as the "Registration Statement." Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the effective date of the Initial Registration Statement that is incorporated by reference therein. No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

          The prospectus relating to the Shares, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act, is hereafter referred to as the "Prospectus". Any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter referred to as a "Preliminary Prospectus;" and the prospectus included in the Registration Statement immediately prior to the Applicable Time (as defined below) is hereafter referred to as the "Pricing Prospectus". Any "issuer free writing prospectus" (as defined in Rule 433 under the Securities Act) relating to the Shares is hereafter referred to as an "Issuer Free Writing Prospectus"; and the Pricing Prospectus, as supplemented by the Issuer Free Writing Prospectuses, if any, attached and listed in Annex IV hereto, taken together, are hereafter referred to collectively as the "Pricing Disclosure Package".

          The Company was not an "ineligible issuer" (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the Offering.

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          All references in this Agreement to the Registration Statement, the
Rule 462(b) Registration Statement, the ADS Registration Statement (as defined below), the 8-A Registration Statement (as defined below), any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Pricing Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System.

          The Company has caused there to be made available at least one version of a "bona fide electronic road show" (as defined in Rule 433 under the Securities Act) in a manner that causes the Company not to be required, pursuant to Rule 433(d) under the Securities Act, to file with the Commission any road show.

          (b) The Registration Statement complies and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will comply in all material respects with the applicable provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations"), and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment thereof or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in
Section 15 hereof.

          (c) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from any Preliminary Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in Section 15 hereof.

          (d) For purposes of this Agreement, the "Applicable Time" is [__:__] _.m. (U.S. Eastern Standard Time) on the date of this Agreement. The Pricing Disclosure Package, as of the Applicable Time, did not, and as of the Closing Date and any Additional Closing Date, if any (each as hereinafter defined), will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus complies in all material respects with the applicable provisions of the Securities Act

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and the Rules and Regulations, and does not include information that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus not listed in Annex IV hereto, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this Section 1(d) with respect to any information contained in or omitted from the Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in Section 15 hereof.

          (e) The Company and the Depositary have filed with the Commission a registration statement, and amendments thereto, on Form F-6 (No. 333-[ ]) for the registration under the Securities Act of the ADSs, which registration statement, as so amended, has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. Such registration statement, as amended at the time it became effective is hereinafter referred to as the "ADS Registration Statement." No stop order suspending the effectiveness of the ADS Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission. At the time of the effectiveness of the ADS Registration Statement and at the Closing Date and each Additional Closing Date, if any, the ADS Registration Statement complied or will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (f) A registration statement on Form 8-A (File No. 000-[o]) in respect of the registration of the Shares under the Exchange Act was filed with the Commission on [o], 2006; such registration statement in the form thereof delivered to the Representative for each of the other Underwriters was declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission. No stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter referred to as the "Form 8-A Registration Statement"); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto, if any, will conform, in all material respects to the requirements of the Exchange Act and the Rules and Regulations, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (g) KPMG, independent registered public accounting firm ("KPMG"), who have audited the financial statements and supporting schedules and information of the Company and its subsidiaries that are included in the Registration Statement, Pricing Prospectus or the Prospectus, and whose reports appear in the Registration Statement, the Pricing Prospectus or the Prospectus, are independent public accountants as required by the Securities Act, the Exchange Act and the Rules and Regulations.

          (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except as disclosed in the Pricing Prospectus, (i) the Company has not declared or paid any dividends, or made any other distribution of any kind, on or in respect of its capital stock, (ii) there has not been any material change in the capital stock or long-term or short-term debt of the Company or any of its subsidiaries listed in Exhibit A hereto (each, a "Subsidiary" and, collectively, the "Subsidiaries"), (iii) the Offering or the consummation of any of the other transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement or the Pricing Prospectus and (iv) neither the Company nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, individually or taken as a whole (a "Material Adverse Change"). Since the date of the latest balance sheet included in the Registration Statement and the Pricing Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries, individually or taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Pricing Prospectus.

          (i) The authorized, issued and outstanding capital stock of the Company is as set forth in the Pricing Prospectus in the column headed "Actual" under the caption "Capitalization" and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Pricing Prospectus, will be as set forth in the column headed "Proforma as adjusted" under the caption "Capitalization". All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign laws and not in violation of or subject to any preemptive or similar right that does or will entitle any person, upon the issuance or sale of any security, to acquire from the Company or any Subsidiary (i) any Ordinary Shares or other security of the Company, (ii) any security convertible into, or exercisable or exchangeable for, Ordinary Shares or any other security of the Company, (iii) any capital stock or other security of any Subsidiary or (iv) any security convertible into, or exercisable or exchangeable for, such capital stock or any other security of any Subsidiary (any "Relevant Security"), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement, or as otherwise disclosed in the Pricing Prospectus or the Prospectus.

          (j) The Shares have been duly and validly authorized and, when delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any person to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of the ADSs or the Shares in the Offering. The Ordinary Shares and the Shares conform to the descriptions thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus. Except as disclosed in the Pricing Prospectus, neither the Company nor any Subsidiary has outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.


          (k) ADSs, when issued by the Depositary against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, will be duly authorized and validly issued and the persons in whose names such ADSs are registered will be entitled to the rights of registered holders of ADSs specified therein and in the Deposit Agreement.

          (l) The Deposit Agreement, the ADSs and the ADRs conform to the description thereof contained in the Prospectus and the Pricing Prospectus.

          (m) The Shares and the ADSs are freely transferable by the Company to or for the account of the several Underwriters and (to the extent described in the Pricing Prospectus) the initial holders thereof; and, except as disclosed in the Pricing Prospectus, there are no restrictions on subsequent transfers of the Shares or the ADSs under the laws of the Cayman Islands, the British Virgin Islands, the People's Republic of China (the "PRC") or the United States. No holder of the Shares or ADSs is or will be subject to personal liability solely by reason of being such a holder.

          (n) The Subsidiaries are the only subsidiaries of the Company within the meaning of Rule 405 under the Securities Act. Except for the Subsidiaries, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company in the respective percentages set forth in the Registration Statement and the Pricing Prospectus, free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any "Lien"). None of the issued shares of capital stock or other ownership interest in any Subsidiary listed on Exhibit A was issued in violation of preemptive or similar rights of any securityholder of such Subsidiary.

          (o) The Company has been duly organized and validly exists as an exempted limited liability company under the laws of the Cayman Islands. The Company has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement and the Pricing Prospectus, and to own, lease and operate its properties. The Company is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which

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(individually and in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, general affairs, management, condition (financial or otherwise), results of operations, Shareholders' equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; or (ii) the ability of the Company to consummate the Offering or any other transaction contemplated by this Agreement, the Deposit Agreement, the Registration Statement or the Pricing Prospectus (any such effect being a "Material Adverse Effect").

          (p) The Memorandum of Association and Articles of Association of the Company comply with the requirements of Cayman Islands law and are in full force and effect.

          (q) GrenTech (BVI) Limited, a company organized and existing under the laws of the British Virgin Islands (the "Overseas Subsidiary"), has been duly organized and validly exists as an exempted limited liability company under the laws of the British Virgin Islands. The Overseas Subsidiary has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Pricing Prospectus, and to own, lease and operate its properties. The Overseas Subsidiary is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect.

          (r) Except for the entities incorporated in the PRC as listed on Exhibit A (each a "PRC Subsidiary"), the Company has no direct or indirect subsidiaries or any other company over which it has direct or indirect effective control incorporated or operating in the PRC. Each PRC Subsidiary has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of the PRC. The liability of the Company or any other equity investor in respect of equity interests held in each PRC Subsidiary is limited to its investment therein. Each of the PRC Subsidiaries has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Pricing Prospectus, and to own, lease and operate its respective properties. Each PRC Subsidiary's business license is in full force and effect. Each of the PRC Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect. The Articles of Association of each PRC Subsidiary comply with the requirements of applicable PRC law, including the PRC Company Law, and are in full force and effect.

          (s) Each of the Company and each Subsidiary has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the "Consents"), to own or lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Pricing Prospectus except in each case as would not reasonably be expected to have a Material Adverse Effect, and each such Consent is valid and in full force and effect, and neither the Company nor any Subsidiary has received notice of any investigation or proceedings which resulted in or, if decided adversely to the Company or any Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. None of the current businesses, activities, agreements or commitments of the Company or any Subsidiary is unauthorized or exceeds the business scope of its business licenses. Each of the Company and each Subsidiary is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Pricing Prospectus.

          (t) The Company has full right, power and authority to execute and deliver this Agreement and the Deposit Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Pricing Prospectus. This Agreement, the Deposit Agreement and the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Pricing Prospectus have been duly and validly authorized by the Company. Each of this Agreement and the Deposit Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (u) The execution, delivery and performance of this Agreement and the Deposit Agreement and the consummation of the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Pricing Prospectus do not and will not (i) conflict with, require consent under or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound, (ii) violate or conflict with any provision of the certificate or articles of incorporation or association, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict with any statue, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign except (in the case of clauses (i) and (iii) above), as could not reasonably be expected to have a Material Adverse Effect.

          (v) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement and the Deposit Agreement or consummation of the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Pricing Prospectus, including the issuance, sale and delivery of the Shares and the ADSs to be issued, sold and delivered hereunder, except (i) the registration under the Securities Act of the

Shares and the ADSs, which have become effective, and (ii) such Consents as may be required under state or foreign securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") or NASD Regulation, Inc. ("NASDR") in connection with the purchase and distribution of the Shares and the ADSs by the Underwriters.

          (w) There is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; to the Company's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

          (x) The financial statements, including the notes thereto, and the supporting schedules and pro forma information included in the Registration Statement and the Pricing Prospectus present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries; said financial statements have been prepared in conformity with United States generally accepted accounting principles ("U.S. GAAP") applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Registration Statement and the Pricing Prospectus present fairly, in all material respects, the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement or the Pricing Prospectus by the Securities Act or the Rules and Regulations. The other financial and statistical information included in the Registration Statement and the Pricing Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement and the Pricing Prospectus and the books and records of the respective entities presented therein.

          (y) There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement and the Pricing Prospectus in accordance with Regulation S-X which have not been included as so required. The pro forma and as adjusted financial information included in the Registration Statement and the Pricing Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations.

          (z) The assumptions used in preparing the pro forma and as adjusted financial information included in the Registration Statement and the Pricing Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein; the related adjustments made in the preparation of such pro forma and as adjusted financial information give appropriate effect to those assumptions; and such pro forma and as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

          (aa) The statistical, industry-related and market-related data included in the Registration Statement and the Pricing Prospectus are based on or derived from sources which the

Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

          (bb) The Company and the Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (cc) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares or the ADSs.

          (dd) Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" for purposes of the Securities Act or the Rules and Regulations with the offer and sale of the Shares underlying the ADSs and the ADSs pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Pricing Prospectus, neither the Company nor any of its affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A, Regulation D or Regulation S under the Securities Act.

          (ee) No holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares and the ADSs contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

          (ff) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Pricing Prospectus, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended, and is not and will not be an entity "controlled" by an "investment company" or a "business development company" within the meaning of such act.

          (gg) There are no current or pending judicial, regulatory or other legal or governmental proceedings that are required to be described in the Registration Statement and the Pricing Prospectus and that are not so described or any statutes, regulations, contracts or other documents (including, without limitation, any voting agreement) which are required under the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or Pricing Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed.

          (hh) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Pricing Prospectus. The Company has not, in violation of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), directly or indirectly, including through a subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

          (ii) Except for this Agreement and the Deposit Agreement, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Pricing Prospectus or, to the Company's knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, subsidiaries or affiliates that may affect the Underwriters' compensation as determined by the NASD.

          (jj) Each of the Company and the Subsidiaries owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Pricing Prospectus. The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of any and all Liens except such as are described in the Pricing Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases or subleases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

          (kk) Each of the Company and the Subsidiaries (i) owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, domain names, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, "Intellectual Property") necessary for the conduct of their respective businesses as being conducted and as described in the Pricing Prospectus and
(ii) have no reason to believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others. To the Company's knowledge, all material technical information developed by and belonging to the Company or any Subsidiary which has not been patented has been kept confidential. Neither the Company nor any Subsidiary has granted, licensed or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company and the Subsidiaries or those products and services described in the Pricing Prospectus. There is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

          (ll) The Company and the Subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Material Adverse Effect.

          (mm) Each of the Company and the Subsidiaries has accurately prepared and timely filed all tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company's or any Subsidiary's taxes is pending or, to the Company's knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are reasonably adequate to meet any assessments and related liabilities for any such period and, since the date of the most recent audited financial statements, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of business. There is no tax lien imposed by any taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

          (nn) No labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company's knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

          (oo) There has been no storage, generation, transportation, handling, use, treatment, disposal, discharge, emission, contamination, release or other activity involving any kind of hazardous, toxic or other wastes, pollutants, contaminants, petroleum products or other hazardous or toxic substances, chemicals or materials ("Hazardous Substances") by, due to, on behalf of, or caused by the Company or any Subsidiary (or, to the Company's knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any property now or previously owned, operated, used or leased by the Company or any Subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit, common law provision or other legally binding standard relating to pollution or protection of human health and the environment ("Environmental Law"), except for violations and liabilities which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There has been no disposal, discharge, emission, contamination or other release of any kind at, onto or from any such property or into the environment surrounding any such property of any Hazardous Substances with respect to which the Company or any Subsidiary has knowledge, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending or, to the best of the Company's knowledge, threatened, administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary. No property of the Company or any Subsidiary is subject to any Lien under any Environmental Law. Neither the Company nor any Subsidiary is subject to any order, decree, agreement or other individualized legal requirement related to any Environmental Law.

          (pp) The operations of the Company and each Subsidiary are and have been conducted at all times in compliance with financial record-keeping and reporting requirements of all applicable jurisdictions and the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

          (qq) None of the Company or the Subsidiaries, nor, to the Company's knowledge, any of their respective officers, directors, managers, agents or employees have, directly or indirectly, made or authorized any contribution, payment or gift of funds or property to any official, employee or agent of any governmental agency, authority or instrumentality in the United States, the PRC, the Cayman Islands or the British Virgin Islands or any other jurisdiction where either the payment or gift or the purpose of such contribution, payment or gift was, is, or would, after the registration of the Shares and ADSs under the Exchange Act, be prohibited under applicable law, rule or regulation of any relevant locality, including, but not limited to, the U.S. Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations promulgated thereunder.

          (rr) Neither the Company, any Subsidiary nor any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

          (ss) Neither the Company, any Subsidiary, nor any director, officer, agent, employee or affiliate thereof is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and neither the Company nor a Subsidiary will, directly or indirectly, use the proceeds of this Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC in violation of any such OFAC-related regulation, enabling legislation or executive order.

          (tt) Neither the Company nor any of the Subsidiaries (i) is in violation of its certificate or articles of incorporation or association, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clauses (ii) and (iii) above), for violations or defaults that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (uu) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation -- Critical Accounting Policies" in the Registration Statement and the Pricing Prospectus accurately and fully describes (i) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and its consolidated subsidiaries and which require management's most difficult, subjective or complex judgments ("Critical Accounting Policies"); (ii) judgments and uncertainties affecting the application of critical accounting policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions.

          (vv) The Company's board of directors and senior management have reviewed and agreed with the selection, application and disclosure of the Critical Accounting Policies and have consulted with their legal advisers and independent accountants with regard to such disclosure.

          (ww) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity" in the Registration Statement and the Pricing Prospectus accurately and fully describes all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur. Neither the Company nor any Subsidiary has any off-balance sheet arrangements.

          (xx) Except as disclosed in the Pricing Prospectus, there are no outstanding guarantees or other contingent obligations of the Company or any Subsidiary that could reasonably be expected to have a Material Adverse Effect.

          (yy) Except as set forth in the Pricing Prospectus, the Company has no obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or any Subsidiary, or to any other person.

          (zz) Except as set forth in the Pricing Prospectus, none of the Company or any Subsidiary is engaged in any transactions that are material (or that would otherwise require disclosure pursuant to Item 404 of Regulation S-K under the Act) with its directors, officers, management, shareholders, or any other person, including persons formerly holding such positions, on terms that are not available from unrelated third parties on an arm's-length basis.

          (aaa) None of the Company or any of the Subsidiaries is currently prohibited, directly or indirectly, from paying any dividends or other distributions, or from making any other distribution on its equity interest, except as disclosed in the Pricing Prospectus; except as disclosed in the Pricing Prospectus, all dividends and other distributions declared and payable upon the equity interests in the Company, the PRC Subsidiaries and the Overseas Subsidiary may be converted into foreign currency that may be freely transferred out of the British Virgin Islands, the Cayman Islands or the PRC (after complying with applicable procedural requirements described in the Pricing Prospectus) as the case may be, and all such dividends and other distributions are not and, except as disclosed in the Pricing Prospectus, will not be, subject to withholding or other taxes under the laws and regulations of the British Virgin Islands, the Cayman Islands or the PRC and, except as disclosed in the Pricing Prospectus, are otherwise free and clear of any other tax, withholding or deduction in the British Virgin Islands, the Cayman Islands and the PRC, in each case without the necessity of obtaining any Consent in the British Virgin Islands, the Cayman Islands or the PRC, except such as have been obtained.

          (bbb) None of the Company or any of the Subsidiaries nor any of their properties, assets or revenues are entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment prior to or in aid of execution of judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of any judgment. The irrevocable and unconditional waiver and agreement of the Company in this Agreement and the Deposit Agreement not to plead or claim any such immunity in any legal action, suit or proceeding based on this Agreement and the Deposit Agreement is valid and binding under the laws of the PRC, the Cayman Islands and the British Virgin Islands.

          (ccc) No stamp or other issuance or transfer taxes or duties are payable by or on behalf of the Underwriters to the PRC, the British Virgin Islands, the Cayman Islands or any political subdivision or taxing authority thereof in connection with (i) the issuance, sale or delivery of the Shares or the ADSs to the Underwriters or (ii) the deposit with the Depositary of any Shares against the issuance of the corresponding ADSs and related ADRs.

          (ddd) The Company is a "foreign private issuer" as defined in Rule
405.

          (eee) The Company was not for the year ended December 31, 2005, and based on the projected composition of the Company's income and valuation of its assets, the Company does not expect to be, a passive foreign investment company ("PFIC") within the meaning of Section 1296 of the Internal Revenue Code of 1986, as amended, for the year ending December 31, 2006.

          (fff) There are no affiliations or associations between any member of the NASD and any of the officers or directors of the Company or the Subsidiaries, or holders of 5% or greater of the securities of the Company.

          (ggg) The choice of the laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the Cayman Islands, the British Virgin Islands and the PRC and will be honored by courts in the Cayman Islands, the British Virgin Islands and the PRC. The Company has the power to submit, and, pursuant to Section 17 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York (each, a "New York Court") and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in any such court; and the Company has the power to designate, appoint and empower, and pursuant to Section 17 of this Agreement has legally, validly, effectively and irrevocably designated, appointed and empowered, an authorized agent for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement, the Prospectus, the Registration Statement, the ADS Registration Statement or the offering of the Shares or the ADSs in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 17 hereof.

          (hhh) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable in the Cayman Islands, the British Virgin Islands and the PRC in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands, the British Virgin Islands or the PRC of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands, the British Virgin Islands or the PRC or that any stamp or similar tax in the Cayman Islands, the British Virgin Islands or the PRC be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder.

          (iii) Any final judgment for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement or the Deposit Agreement and any instruments or agreements entered into for the consummation of the transactions contemplated herein and therein would be declared enforceable against the Company without re-examination or review of the merits of the cause of action in respect of which the original judgment was given or re-litigation of the matters adjudicated upon or payment of any stamp, registration or similar tax or duty (i) by the courts of the Cayman Islands, provided that (A) such courts had proper jurisdiction over the parties subject to such judgment; (B) such courts did not contravene the rules of natural justice of the Cayman Islands; (C) such judgment was not obtained by fraud; (D) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands; (E) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands; and (F) there is due compliance with the correct procedures under the laws of the Cayman Islands, (ii) by the courts of the British Virgin Islands, provided that (A) such courts had proper jurisdiction over the parties subject to such judgment, (B) such courts did not contravene the rules of natural justice of the British Virgin Islands, (C) such judgment was not obtained by fraud, (D) the enforcement of the judgment would not be contrary to the public policy of the British Virgin Islands, (E) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the British Virgin Islands and (F) there is due compliance with the correct procedures under the laws of the British Virgin Islands and (iii) by the courts of the PRC, provided that (A) the judgment was not contrary to the public policy, state sovereignty or security of the PRC, (B) the judgment was not given or obtained by fraud, (C) the judgment was not based on clear mistake of law or fact, (D) the judgment was not directly or indirectly for the payment of taxes or other charges of a like nature or of a fine or other penalty, (E) the judgment was for a definite sum of money, (F) the judgment was final and conclusive, (G) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (H) such judgments do not conflict with any other valid judgment in the same matter between the same parties, (I) an action between the same parties in the same matter is not pending in any PRC court at the time the lawsuit is instituted in the New York Court, and (J) the requirements of the PRC Civil Procedures Law based either on treaties between the PRC and the United States or on reciprocity between such jurisdictions were met. The Company is not aware of any reason why the enforcement in the Cayman Islands, the British Virgin Islands or the PRC of such a New York Court judgment would be, as of the date hereof, contrary to public policy of the Cayman Islands, public policy of the British Virgin Islands or contrary to the public policy, state sovereignty or security of the PRC.

          (jjj) The Company has complied with the requirements of Rule 433 under the Securities Act with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to any such Issuer Free Writing Prospectus. The Company has not (i) distributed any offering material in connection with the Offering other than any Preliminary Prospectus, the Prospectus, and any Issuer Free Writing Prospectus set forth on Annex IV hereto, or (ii) filed, referred to, approved, used or authorized the use of any "free writing prospectus" as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares, except for any Issuer Free Writing Prospectus set forth in Annex IV hereto.

          (kkk) The Company has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by all of the Company's shareholders, option holders, directors and officers who are PRC residents or PRC citizens with any applicable rules and regulations of the State Administration of Foreign Exchange (the "SAFE Rules and Regulations"), including without limitation, requiring each shareholder, option holder, director and officer that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

          (lll) The ADSs have been approved for quotation on the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ National Market"), subject to official notice of issuance.

          (mmm) None of the Company or any of the Subsidiaries is engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined.

          (nnn) The statements set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under the captions "Description of Share Capital" and "Description of American Depositary Shares", insofar as they purport to constitute a summary of the terms of the Ordinary Shares and the ADSs, respectively, and under the captions "Taxation" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

          Any certificate signed by or on behalf of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

          2. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder severally but not jointly represents and warrants to, and agrees with, each of the Underwriters that:

          (a) Such Selling Shareholder that is not an individual has been duly organized, is validly existing, and is in good standing in its jurisdiction of organization.

          (b) Such Selling Shareholder has full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Statement, the ADS Registration Statement and the Pricing Prospectus, in each case, relating to it. This Agreement and the transactions contemplated by this Agreement relating to it, the Deposit Agreement, the Registration Statement and the Pricing Prospectus have been duly and validly authorized by such Selling Shareholder. This Agreement has been duly and validly executed and delivered by an Attorney-In-Fact (as defined below) for such Selling Shareholder and constitutes the legal, valid and binding obligation of such Selling Shareholder, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands, the British Virgin Islands or the PRC of this Agreement, it is not necessary that this Agreement be filed or recorded with any court or other authority in the Cayman Islands, the British Virgin Islands or the PRC or that any stamp or similar tax in the Cayman Islands, the British Virgin Islands or the PRC be paid on or in respect of this Agreement or any other documents to be furnished hereunder.

          (c) Such Selling Shareholder has full right, power and authority to execute and deliver a Custody Agreement and Power of Attorney substantially in the form of Exhibits B and C hereto (such Selling Shareholder's "Custody Agreement" and "Power of Attorney", respectively), to perform its obligations thereunder and to consummate the transactions contemplated thereby relating to it. The Custody Agreement and the Power of Attorney and the transactions contemplated thereby relating to it have been duly and validly authorized by such Selling Shareholder. The Custody Agreement and the Power of Attorney have each been duly and validly executed and delivered by such Selling Shareholder and constitute the legal, valid and binding obligation of such Selling Shareholder, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (d) Such Selling Shareholder agrees that the Shares to be sold by such Selling Shareholder, whether or not on deposit with the Custodian, are subject to the interests of the Underwriters to the extent as stated therein, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement and the Power of Attorney, by any act of such Selling Shareholder, by operation of law or by the occurrence of any other event. If such Selling Shareholder should die or become incapacitated, or if any other event should occur affecting the legal status or capacity of such Selling Shareholder before its delivery of the Shares to be sold hereunder, the documents evidencing the Shares to be sold by such Selling Shareholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

          (e) Such Selling Shareholder has or will have, and on Closing Date and each Additional Closing Date, will have, good and valid title to and is the lawful owner of the Shares to be sold by such Selling Shareholder hereunder (provided however, that in the case of Actis China Investment Holdings No. 1 Limited, under a Declaration of Trust entered into between Actis China Investment Holdings No. 1 Limited and Actis Executive Co-Investment Plan L.P. (the "Declaration of Trust"), Actis Executive Co-Investment Plan L.P. is the beneficial owner of 1.9% of the Shares to be sold by Actis China Investment Holdings No. 1 Limited pursuant to this Agreement), and upon sale and delivery of, and payment for, such Shares as provided herein, such Selling Shareholder will convey to the Underwriters good and marketable title to such Shares, free and clear of all Liens (except for any Liens under the Custody Agreement). Certificates for all of the Shares to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Shares to the Underwriters pursuant to this Agreement.

          (f) No consent of, from or with any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the deposit of the Shares being deposited with the Depositary by such Selling Shareholder against issuance of the ADRs evidencing the ADSs to be delivered at the Closing Date and any Additional Closing Dates, for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder and for the execution and delivery by such Selling Shareholder of this Agreement, and for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder, except (i) such consents as have been obtained under the Securities Act or otherwise and (ii) such as may be required under the state or foreign securities laws, the blue sky laws of any jurisdiction, the NASD or NASDR in connection with the purchase and distribution of such Selling Shareholder's Shares and the corresponding ADSs by the Underwriters.

          (g) No consent, approval, authorization or order is required to be obtained by such Selling Shareholder for the execution and delivery by such Selling Shareholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of such Selling Shareholder of this Agreement and the sale and delivery of such Selling Shareholder's Shares under this Agreement other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such consents, approvals, authorizations or orders as may be necessary under state or other securities or blue sky laws and such other approvals as have been obtained and are in full force and effect.

          (h) The execution, delivery and performance of this Agreement and its Power of Attorney and Custody Agreement by such Selling Shareholder and consummation of any of the transactions contemplated herein and therein by such Selling Shareholder or the fulfillment of the terms hereof by the Selling Shareholder will not (i) conflict with, result in a breach or violation of, or constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Shareholder pursuant to any law, statute, rule or regulation or the terms of any indenture or other agreement or instrument to which such Selling Shareholder is party or bound, or to which any of the property or assets of such Selling Shareholder is subject, (ii) if such Selling Shareholder is not a natural person, result in any violation of the provisions of any charter or bylaws or certificate of formation, trust agreement, partnership agreement, articles of partnership or other organizational documents, as applicable, of the Selling Shareholder, or (iii) result in any violation or breach of any judgment, order, decree statute, rule or regulation applicable to such Selling Shareholder of any court or any public, governmental or regulatory agency or body, administrative agency or arbitrator having jurisdiction over such Selling Shareholder.

          (i) Such Selling Shareholder has, and immediately prior to the Closing Date and any Additional Closing Date on which such Selling Shareholder is selling Shares, such Selling Shareholder will have, good and valid title to, or a valid "security entitlement" within the meaning of Section 8-501 of the New York Uniform Commercial Code (the "UCC") in respect of, the Shares to be sold by the Selling Shareholder hereunder on such Date, free and clear of all liens, encumbrances, equities or claims, except for any liens, encumbrances, equities or claims arising under the Custody Agreement and, in the case of Shares held by Actis, under the Declaration of Trust.

          (j) Upon delivery of the Shares to be sold by each Selling Shareholder and payment therefor pursuant hereto (i) the Underwriters shall be "protected purchasers" of such Shares within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire good and valid title or a valid security entitlement in respect of such Shares and (iii) no action based on any "adverse claim," within the meaning of Section

8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement.

          (k) Other than as disclosed in the Pricing Prospectus or the Prospectus, such Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the Offering.

          (l) Such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any other Selling Shareholder to the Underwriters pursuant to this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Pricing Prospectus.

          (m) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the Offering.

          (n) The ADSs delivered at the Closing Date and each Additional Closing Date by such Selling Shareholder will be freely transferable by such Selling Shareholder to or for the respective accounts of the several Underwriters and (to the extent described in the Prospectus) to the initial purchasers thereof.

          (o) Except as set forth in the Pricing Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands, the British Virgin Islands or the PRC, or any political subdivision or taxing authority thereof or therein, in connection with (A) the deposit with the Depositary of the Shares by such Selling Shareholder against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by such Selling Shareholder of the Shares and the ADSs to or for the respective accounts of the Underwriters or (C) the sale and delivery by the Underwriters of the Shares and the ADSs to the initial purchasers thereof.

          (p) There are no taxes imposed in the Cayman Islands, the British Virgin Islands or the PRC on, or by virtue of the execution or delivery of, this Agreement.

          (q) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or that could be reasonably expected to, cause or result in stabilization or manipulation of the price of the Ordinary Shares to facilitate the sale or resale of the Shares or the ADSs.

          (r) Such Selling Shareholder has not distributed and will not distribute, prior to the later of the last Additional Closing Date, if any, and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares and the ADSs by the Selling Shareholders, including any free writing prospectus.

          (s) The representations and warranties of such Selling Shareholder in its Custody Agreement and Power of Attorney are, and on the Closing Date and each Additional Closing Date, if any, will be, true and correct.

          (t) Such Selling Shareholder is not in possession of material non-public information regarding the Company.

          (u) The information in the Registration Statement and the Prospectus which relates to such Selling Shareholder does not, and will not on the Closing Date, contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein relating to such Selling Stockholder, not misleading.

     Any certificate signed by or on behalf of such Selling Shareholder and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

          3.   Purchase, Sale and Delivery of the Shares.


          (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees, and each Selling Shareholder, severally and not jointly, agrees, to sell to the Underwriters and each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Shareholders, at a purchase price per share of $[-], the number of Firm Shares set forth opposite their respective names on Schedule I hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

          (b) Payment of the purchase price for the Firm Shares shall be made at the office of Simpson Thacher & Bartlett LLP ("Underwriters' Counsel"), ICBC Tower, 7th Floor, 3 Garden Road, Hong Kong, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day (unless postponed in accordance with the provisions of Section 10 or 11 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A under the Securities Act, the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day after the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called the "Closing Date").

     Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to or as directed by the Company and the Custodian (pursuant to each Selling Shareholder's Power of Attorney and Custody Agreement), as the case may be, upon delivery of the Firm Shares to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Each Selling Shareholder, severally and not jointly, hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Firm Shares to be sold by such Selling

Shareholder to the several Underwriters in connection with the performance of such Selling Shareholder's obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Shareholder hereunder and to hold such amounts for the account of each such Selling Shareholder with the Custodian, in each case, under the relevant Custody Agreement and the relevant Power of Attorney. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations (not less than the minimum denomination of such Shares, as the case may be, as set forth in the Registration Statement or the Prospectus) as the Representative may request at least two business days before the Closing Date. The Company and the Custodian will permit the Representative to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

          (c) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, acting severally and not jointly, the option to purchase up to [-] Additional Shares and the Selling Shareholders hereby grant to the Underwriters, acting severally and not jointly, the option to purchase up to [-] Additional Shares, in each case at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 3(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representative to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Representative, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Company and the Selling Shareholders the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased or decreased pursuant to Sections 10 or 11 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

          (d) Payment of the purchase price for the Additional Shares shall be made at the office of the Underwriters' Counsel in Hong Kong, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 10 hereof), or such other time as shall be agreed upon by the Representative and the Company. Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day funds to or as directed by the Company and the Custodian (pursuant to each Selling Shareholder's Power of Attorney and Custody Agreement) upon delivery of the Additional Shares to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Each Selling Shareholder, severally and not jointly, hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Additional Shares to be sold by such Selling Shareholder to the several Underwriters in connection with the performance of such Selling Shareholder's obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Shareholder hereunder and to hold such amounts for the account of each such Selling Shareholder with the Custodian, in each case, under the relevant Custody Agreement and the relevant Power of Attorney. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations (not less than the minimum denomination of such Shares, as the case may be, as set forth in the Registration Statement or the Prospectus) as the Representative may request at least two business days before the Additional Closing Date. The Company and the Custodian will permit the Representative to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

          (e) The Company acknowledges and agrees that (i) the terms of this Agreement and the Offering (including the price of the Shares) were negotiated at arm's length between sophisticated parties represented by counsel; (ii) no fiduciary, advisory or agency relationship between the Company and the Underwriters has been created as a result of any of the transactions contemplated by this Agreement or the process leading to such transactions, irrespective of whether any Underwriter has advised or is advising any such party on other matters; (iii) the Underwriters' obligations to the Company in respect of the Offering are set forth in this Agreement in their entirety; and
(iv) it has obtained such legal, tax, accounting and other advice as it deems appropriate with respect to this Agreement and the Deposit Agreement and the transactions contemplated hereby and thereunder and any other activities undertaken in connection therewith, and it is not relying on the Underwriters with respect to any such matters.

          4. Offering. Upon authorization of the release of the Firm Shares or the Additional Shares, as the case may be, by the Representative, the Underwriters propose to offer the Shares and the corresponding ADSs for sale to the public upon the terms and conditions set forth in the Prospectus.

          5. Covenants of the Company, the Selling Shareholders and the Underwriters.

          (a)  The Company covenants and agrees with the Underwriters that:

               (i) The Company shall prepare the Prospectus in a form approved by the Representative and file such Prospectus pursuant to, and within the time period specified in, Rule 424(b) and Rule 430A or 430C under the Securities Act; prior to the last date on which an Additional Closing Date, if any, may occur, the Company shall file no further amendment to the Registration Statement or amendment or supplement to the Prospectus to which the Representative shall object in writing after being furnished in advance a copy thereof and given a reasonable opportunity to review and comment thereon; the Company shall notify the Representative promptly (and, if requested by the Representative, confirm such notice in writing) (i) when the Registration Statement, the ADS Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement, the ADS Registration Statement or the Prospectus or for any additional information,
     (iii) of the

     Company's intention to file, or prepare any supplement or amendment to, the Registration Statement, the ADS Registration Statement, the 8-A Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement, the ADS Registration Statement, the 8-A Registration Statement, or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement, the 8-A Registration Statement, or any post-effective amendment thereto, or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or, in each case, of the initiation or threatening of any proceedings therefore,
     (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares or the ADSs for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible.

               (ii) The Company shall comply with the Securities Act and the Exchange Act to permit completion of the distribution as contemplated in this Agreement, the Deposit Agreement, the Registration Statement, the ADS Registration Statement and the Pricing Prospectus. If at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act, any event shall have occurred as a result of which the Pricing Disclosure Package (prior to the availability of the Prospectus) or the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery of such Pricing Disclosure Package or Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Pricing Disclosure Package, the Prospectus or the Registration Statement, the Company will notify the Representative promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Representative) that will correct such statement or omission or effect such compliance, and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

               (iii) The Company will not, without the prior consent of the Representative, (i) make any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Securities Act, except for any Issuer Free Writing Prospectus set forth in Annex IV hereto, or (ii) file, refer to, approve, use or authorize the use of any "free writing prospectus" as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares. If at any time any event shall have occurred as a result of which any Issuer Free Writing Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, conflict with the information in the

     Registration Statement, the ADS Registration Statement, the Pricing Prospectus or the Prospectus as then amended or supplemented or would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement any Issuer Free Writing Prospectus, the Company will notify the Representative promptly and, if requested by the Representative, prepare and furnish without charge to each Underwriter (subject to Sections 8(b) and 9 hereof) an appropriate amendment or supplement (in form and substance satisfactory to the Representative) that will correct such statement, omission or conflict or effect such compliance. The Company has complied and will comply with the requirements of Rule 433 with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to each such Issuer Free Writing Prospectus; and the Company has caused there to be made available at least one version of a "bona fide electronic road show" (as defined in Rule 433 under the Securities Act) in a manner that causes the Company not to be required, pursuant to Rule 433(d) under the Securities Act, to file with the Commission any road show. The Company shall retain, in accordance with the Rules and Regulations, all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations.

               (iv) The Company will promptly deliver to each of the Representative and the Underwriters' U.S. Counsel a signed copy of each of the Registration Statement, the ADS Registration Statement and the 8-A Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company's files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, all Issuer Free Writing Prospectuses, and all amendments of and supplements to such documents, if any, as the Representative may reasonably request. Prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Representative may reasonably request.

               (v) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and
     Section 5(b) of the Securities Act.

               (vi) The Company will use its best efforts, in cooperation with the Representative, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares and the ADSs for offering and sale under the securities laws relating to the offering or sale of the Shares and the ADSs of such jurisdictions, domestic or foreign, as the Representative may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                    (vii) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

                    (viii) During the period of 180 days from the date of the Prospectus (the "restricted period"), without the prior written consent of the Representative, the Company (A) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any announcement of any of the foregoing, (B) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (C) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; and the Company will obtain an undertaking in substantially the form of Annex VII hereto of each of its officers, directors and shareholders listed on Schedule III attached hereto not to engage in any of the aforementioned transactions on their own behalf, other than (i) the sale by the Company and the Selling Shareholders of Shares as contemplated by this Agreement, (ii) the Company's issuance of Ordinary Shares upon the mandatory conversion of convertible securities outstanding as of the date of this Agreement and (iii) the grant of options under employee stock option plans in effect on the date hereof, in each case as described in the Registration Statement and the Prospectus. The Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 relating to stock option plans, without the prior written consent of the Representative.

                    Notwithstanding the foregoing, if (A) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (B) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Representative waives, in writing, such extension. The Company will provide the Representative, each officer, director and shareholder of the Company listed on Schedule III attached hereto with prior notice of any such announcement that gives rise to an extension of the restricted period.

                    (ix) During the period of five years from the effective date of the Registration Statement, the Company will furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Underwriters, (A) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (B) such additional information concerning the business and financial condition of the Company as the Underwriters may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission).

                    (x) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus.

                    (xi) The Company will use its best efforts to list the ADSs for quotation on the NASDAQ National Market and maintain the listing of the ADSs on the NASDAQ National Market.

                    (xii) The Company, during the period when a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act in connection with the offer or sale of the Shares, will file all reports and other documents required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and the Rules and Regulations within the time periods required thereby.

                    (xiii) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462 by 10:00 p.m. (Eastern time), on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462 Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

                    (xiv) The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.

                    (xv) The Company will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares or the ADSs.

                    (xvi) The Company will not, without the prior written consent of the Representative, make any offer relating to the Shares or the ADSs that would constitute an Issuer Free Writing Prospectus. Prior to the last date on which an Additional Closing Date, if any, may occur, the Company will not distribute any offering material in connection with the Offering other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representative has previously consented in writing and any Issuer Free Writing Prospectus set forth on Schedule IV hereto.

                    (xvii) The Company will indemnify and hold each Underwriter harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Company and the execution and delivery of this Agreement and the Deposit Agreement; provided, however, that the Company shall not be responsible for any such taxes, duties, fees, levies or charges that arise as a result of the distribution of the Shares and the ADSs by any Underwriter in a manner other than that as is customary in such transactions.

                    (xviii) The Company shall comply with the SAFE Rules and Regulations, and shall use best efforts to cause its directors, officers, option holders and shareholders that are, or that are directly or indirectly owned or controlled by, PRC residents or PRC citizens, to comply with the SAFE Rules and Regulations applicable to them in connection with the Company, including without limitation, requiring each shareholder, option holder, director and officer that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

                    (xix) Upon the Closing Date, the Company will purchase insurance covering the Company, its directors, officers and the Underwriters for liabilities or losses arising in connection with the Offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act and the Rules and Regulations.

          (b) Each Selling Shareholder, severally and not jointly, covenants and agrees with the Underwriters:

                    (i) To deliver to the Representative prior to the Closing Date a properly completed and executed United States Treasury Department Form W-9, which may be replaced by any other applicable form or statement specified by Treasury Department regulations in lieu thereof.

                    (ii) To notify promptly the Company and the Representative if, at any time prior to the date on which the distribution of the Shares and ADSs as contemplated herein and in the Prospectus has been completed, as determined by the Representative, such Selling Shareholder has knowledge of the occurrence of any event relating to such Selling Shareholder as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact relating to such Selling Shareholder or omit to state any material fact relating to such Selling Shareholder necessary to make the statements therein not misleading.

                    (iii) To indemnify and hold each Underwriter harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and the ADSs to be sold by the Selling Shareholder and the execution and delivery of this Agreement; provided, however, that the Selling Shareholder shall not be responsible for any such taxes, duties, fees, levies or charges that arise as a result of the distribution of the Shares and the ADSs by any Underwriters in a manner other than that as is customary in such transactions.

                    (iv) To cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest practical time and to do and perform all things to be done and performed under this Agreement prior to the Closing Date and each Additional Closing Date and to satisfy all conditions precedent of such Selling Shareholder to the delivery of the Shares to be sold by such Selling Shareholder pursuant to this Agreement.

                    (v) To deliver to the Representative on or prior to the date of this Agreement each lock-up agreement referenced in Section 7(m) hereof.

          (c) Each Underwriter severally and not jointly covenants and agrees with the Company that such Underwriter will not use or refer to any "free writing prospectus" (as defined in Rule 405) without the prior written consent of the Company where the use or reference to such free writing prospectus would require the filing of any "issuer information" (as defined in Rule 433) with the Commission.

          6. Payment of Expenses.

          (a) Whether or not the transactions contemplated by this Agreement, the ADS Registration Statement, the Registration Statement and the Pricing Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations and the obligations of the Selling Shareholders hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, the ADS Registration Statement, the 8-A Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus, the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares and the ADSs under the Securities Act and the Offering; (iii) the cost of producing this Agreement, the Deposit Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Shares and the ADSs for offering and sale under state or foreign securities or blue sky laws as provided in Section 5(a)(vi) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the Offering; (vi) all fees and expenses in connection with listing the ADSs on the NASDAQ National Market; (vii) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; (viii) all costs and expenses related to the transfer and delivery of the Shares, in the form of Ordinary Shares or ADSs, to the Underwriters, including any transfer or other taxes payable thereon; and (ix) the fees of the Custodian and other fees and expenses related to the offering of the Shares by the Selling Shareholders. The Company also will pay or cause to be paid: (x) the cost of preparing certificates representing the Shares; (y) the cost and charges of any transfer agent, registrar or depositary for the Shares and ADSs; and (z) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. Notwithstanding anything to the contrary in this Section 6, in the event that this Agreement is terminated pursuant to Section 7 or 13(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all out-of pocket expenses of the Underwriters (including but not limited to fees and disbursements of counsel to the Underwriters) incurred in connection herewith.

          (b) Whether or not the transactions contemplated by this Agreement, the ADS Registration Statement, the Registration Statement and the Pricing Prospectus are consummated or this Agreement is terminated, the Selling Shareholders hereby agree to pay (i) the fees and disbursements of their counsel, if any, (ii) the fees and expenses of the agent for service of process appointed by the Selling Shareholders in accordance with Section 17 hereof,
(iii) any applicable share transfer, stamp duties or other taxes related to the offering of the Selling Shareholder's Shares and the Selling Shareholders' Additional Shares and (iv) all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section 6. Notwithstanding the foregoing, nothing herein shall affect any agreement that the Company and the Selling Shareholders may make or may have made for the sharing or allocation of such costs and expenses.

          7. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 7, "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to the Representative or to the Underwriters' Counsel pursuant to this Section 7 of any misstatement or omission, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder, and to each of the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or any post-effective amendment thereto, and no stop order suspending or preventing the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, shall have been issued by the Commission and no proceedings therefor shall have been initiated or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to the Representative's reasonable satisfaction; if the Company has elected to rely on Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. (Washington, D.C. time) on the date of this Agreement; and all necessary regulatory or stock exchange approvals shall have been received.

          (b) At the Closing Date the Representative shall have received the written opinion of Sidley Austin LLP, special U.S. counsel for the Company, dated the Closing Date addressed to the Underwriters substantially in the form attached hereto as Annex I.

          (c) At the Closing Date the Representative shall have received the written opinion of Conyers Dill & Pearman, Cayman Islands counsel for the Company, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex II.

          (d) At the Closing Date the Representative shall have received the written opinion of GFE Law Office, PRC counsel for the Company, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex III.

          (e) At the Closing Date the Representative shall have received the written opinion of Conyers Dill & Pearman, British Virgin Islands counsel for the Company, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex IV.

          (f) At the Closing Date the Representative shall have received the written opinion of such counsel for each of the Selling Shareholders as specified in Annex V, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex V.

          (g) At the Closing Date the Representative shall have received the written opinion of Patterson, Belknap, Webb & Tyler LLP, counsel for the Depositary, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex VI.

          (h) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to the Representative and to the Underwriters' Counsel, and the Underwriters shall have received from each of the Underwriters' Counsel and King & Wood (the "Underwriters' PRC Counsel") a favorable written opinion, dated as of the Closing Date, with respect to the issuance and sale of the Shares and the ADSs, the Registration Statement, the Prospectus and the Pricing Disclosure Package and such other related matters as the Representative may require, and the Company shall have furnished to the Underwriters' Counsel and the Underwriters' PRC Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (i) (A) Neither the Company nor an Subsidiary shall have sustained, since the date of the latest audited financial statements included in the Pricing Prospectus, any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, other than as set forth in the Pricing Prospectus (exclusive of any supplement thereto); and (B) subsequent to the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto subsequent to the date hereof) and the Pricing Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term or short-term debt of the Company or any Subsidiary or any change or any development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, individually or taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Pricing Prospectus (exclusive of any such supplement).

          (j) At the Closing Date the Representative shall have received a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated the Closing Date, in form and substance satisfactory to the Representative, as to the accuracy of the representations and warranties of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date, as to the matters set forth in subsections (a) and (i) of this Section 7, and as to such other matters as the Representative may reasonably request.

          (k) At the time this Agreement is executed and at the Closing Date, the Representative shall have received a comfort letter from KPMG, independent registered public accounting firm for the Company, dated as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance satisfactory to the Underwriters and the Underwriters' Counsel.

          (l) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiary or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, Shareholders' equity, properties or prospects of the Company and the Subsidiaries, taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident or other calamity at any of the properties owned or leased by the Company or any of its Subsidiaries, the effect of which, in any such case described above, is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

          (m) The Representative shall have received a duly executed lock-up agreement from each director, officer and shareholder of the Company listed on
Schedule III hereto, in each case substantially in the form attached hereto as Annex VII.

          (n) At the Closing Date, the ADSs shall have been approved for quotation on the NASDAQ National Market.

          (o) At the Closing Date, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (p) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares or the corresponding ADSs; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares or the corresponding ADSs.

          (q) The Company shall have furnished the Underwriters, the Underwriters' Counsel and the Underwriters' PRC Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

          (r) At the Closing Date, the Representative shall have received a certificate of an authorized representative of each Selling Shareholder, dated the Closing Date, to the effect that the representations and warranties of such Selling Shareholder set forth in Section 2 hereof are accurate and that such Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

          (s) Each Selling Shareholder shall have completed the transactions contemplated by this Agreement and the respective Custody Agreement, including, without limitation, delivering to the Custodian the exchangeable bonds exchangeable for Shares, and preference shares convertible into Shares, that it is obligated to sell hereunder.

          (t) On or prior to the Closing Date, the Representative shall have received a properly completed and executed United States Treasury Department Form W-9 or other applicable form from each Selling Shareholder.

          (u) All of the preferred shares and exchangeable bonds of the Company shall have converted or been exchanged into Ordinary Shares in accordance with the terms of such preferred shares and exchangeable bonds.

    If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representative, the Underwriters' Counsel or the Underwriters' PRC Counsel pursuant to this Section 7 shall not be satisfactory in form and substance to the Representative, the Underwriters' Counsel or the Underwriters' PRC Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the Closing Date, and the obligations of the Underwriters to purchase Additional Shares may be cancelled by the Representative at, or at any time prior to, any Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

          8. Indemnification.
             ---------------

          (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement, as originally filed or any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any "issuer information" (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or (B) in any other materials or information provided to investors by, or with the approval of, the Company in connection with the Offering, including in any "road show" (as defined in Rule 433 under the Securities Act) for the Offering ("Marketing Materials"), or (ii) the omission or alleged omission to state in the Registration Statement, as originally filed or any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any "issuer information" (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative expressly for use therein. The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in Section 15 hereof. This indemnity agreement will be in addition to any liability which the Company and the Selling Shareholders may otherwise have, including but not limited to other liability under this Agreement.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each Selling Shareholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder.

The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in the last sentence of Section 15 hereof.

          (c) Each of the Selling Shareholders shall, severally and not jointly, indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact relating to such Selling Shareholder contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state in the Registration Statement, as originally filed or any amendment thereof, or any supplement thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, a material fact relating to such Selling Shareholder required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such Selling Shareholder will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged omission made in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative expressly for use therein. The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in the last sentence of Section 15 hereof. This indemnity agreement will be in addition to any liability which each of the Selling Shareholders may otherwise have, including but not limited to other liability under this Agreement; provided, however, that in no case shall any Selling Shareholder be liable or responsible for any amount in excess of the proceeds (net of the underwriting discounts and commissions but before deducting other expenses) applicable to the Shares sold by such Selling Shareholder pursuant to the transactions contemplated hereby.

          (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section
8 to the extent that it is not materially prejudiced as a result thereof or otherwise has notice of any such action, and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party.

          9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and any Selling Shareholder, any contribution received by the Company and any Selling Shareholder from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company or any Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, any Selling Shareholder and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Shareholders bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or a Selling Shareholder on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9,
(i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation and (iii) no Selling Shareholder shall be required to contribute an amount in excess of the proceeds (net of the underwriting discounts and commissions but before deducting other expenses) applicable to the Shares sold by the Selling Shareholder pursuant to the transactions contemplated hereby. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of

Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company and any Selling Shareholder shall have the same rights to contribution as the Company and any Selling Shareholder, as applicable, subject in each case to clauses (i), (ii) and (iii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

          10. Underwriter Default.
              -------------------

          (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the "Default Shares") do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company and the Selling Shareholders that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

          (b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Representative may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Representative does not arrange for the purchase of the Default Shares as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Shareholders with respect thereto (except in each case as provided in Sections 6, 8, 9, 12 and 13(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company and the Selling Shareholders for damages occasioned by its or their default hereunder.

          (c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

          11. Selling Shareholder Default.
              ---------------------------

          (a) If any Selling Shareholder or Selling Shareholders shall default in its or their obligation to sell and deliver any Shares hereunder, then the Representative may, by notice to the Company, terminate this Agreement without any liability on the part of any non-defaulting party except that the provisions of Sections 1, 2, 6, 8, 9, 12 and 13 hereof shall remain in full force and effect. No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

          (b) In the event that such default occurs and the Company and Underwriters agree to proceed with the Offering, then the Underwriters may, at the option of the Representative, or the Company shall have the right, in each case by notice to the other, to postpone the Closing Date for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable.

          12. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Shareholders contained in this Agreement or in certificates of officers of the Company or any Subsidiary or of the Selling Shareholders submitted pursuant hereto, including the agreements contained in Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company or any Selling Shareholder, any of their officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Sections 1 and 2 and the agreements contained in Sections 6, 8, 9, 12 and 13 hereof shall survive any termination of this Agreement, including termination pursuant to Section 10, 11 or 13 hereof.

          13. Effective Date of Agreement; Termination.
              ----------------------------------------

          (a) This Agreement shall become effective upon the later of (i) receipt by the Representative and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 13 and of Sections 1, 2, 6, 8, 9, 12 and 14 through 22, inclusive, shall remain in full force and effect at all times after the execution hereof.

          (b) The Representative shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if, at or after the Applicable Time, (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the immediate future materially disrupt, the market for the Company's securities or securities in general; (ii) trading on The New York Stock Exchange (the "NYSE") or the NASDAQ National Market shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or the NASDAQ National Market or by order of the Commission or any other governmental authority having jurisdiction; (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Representative, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Pricing Prospectus; or (v) in the judgment of the Representative, any Material Adverse Change shall have occurred since the respective dates as of which information is given in the Pricing Prospectus (exclusive of any amendment or supplement thereto since the date hereof).

          (c) Any notice of termination pursuant to this Section 13 shall be in writing specifying the provision of this Agreement that was invoked for the termination.

          (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 10(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representative, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

          14. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

          (a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Stephen Parish, Senior Managing Director, Equity Capital Markets, Facsimile: (212) 272-2074, with a copy to Underwriters' Counsel at Simpson Thacher & Bartlett LLP, 7/F, ICBC Tower, 3 Garden Road, Central, Hong Kong, Attention: Chris Lin, Facsimile: (852) 2869-7694;

          (b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company at China GrenTech Corporation Limited, 16th Floor, Zhongyin Tower, Caitian North Road, Futian District, Shenzhen 518026, PRC, Attention: Yingjie Gao, Chairman,

Facsimile: (86) 755-8350-1530, with a copy to its special U.S. counsel at Sidley Austin LLP, 39th Floor, Two International Finance Centre, 8 Finance Street, Central, Hong Kong, Attention: Timothy Li, Facsimile: (852) 2509-3110;

          (c) if sent to any Selling Shareholder, shall be mailed, delivered, or faxed and confirmed in writing to the Custodian at China GrenTech Corporation Limited, 16th Floor, Zhongyin Tower, Caitian North Road, Futian District, Shenzhen 518026, PRC, Attention: Yingjie Gao, Chairman, Facsimile: (86) 755-8350-1530;

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

          15. The parties acknowledge and agree that, for purposes of this Agreement the information provided by or on behalf of any Underwriter consists solely of the material included in paragraphs third and seventh under the caption "Underwriting" in the Prospectus.

          16. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the Selling Shareholders and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares or ADSs from any of the Underwriters.

          17. Governing Law and Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Each of the Company and each Selling Shareholder irrevocably
(a) submits to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Pricing Prospectus (each, a "Proceeding"), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. Each of the Company and each Selling Shareholder hereby irrevocably designates CT Corporation System Inc, 111 Eighth Avenue, New York, New York 10011 as agent upon whom process against the Company or any Selling Shareholder may be served. EACH OF THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS), THE SELLING SHAREHOLDERS AND UNDERWRITERS HEREBY

WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, THE ADS REGISTRATION STATEMENT AND THE PRICING PROSPECTUS.

          18. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the relevant party or parties could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of each party hereto with respect to any sum due from it to any other party hereto or any person controlling any such other party shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such other party or controlling person of any sum in such other currency, and only to the extent that such other party or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such other party or controlling person hereunder, the first-mentioned party agrees as a separate obligation and notwithstanding any such judgment, to indemnify such other party or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such other party or controlling person hereunder, such other party or controlling person agrees to pay to the first-mentioned party an amount equal to the excess of the United States dollars so purchased over the sum originally due to such other party or controlling person hereunder.

          19. Foreign Taxes. All payments made by the Company or any of the Selling Shareholders under this Agreement will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Cayman Islands, the PRC or the British Virgin Islands or any political subdivision or any taxing authority thereof or therein unless the Company or any Selling Shareholder is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges. In such event, the Company or such Selling Shareholder will pay such additional amounts as will result, after such withholding or deduction, in the receipt by each Underwriter and each person controlling any Underwriter, as the case may be, of the amounts that would otherwise have been receivable in respect thereof, except to the extent such taxes, duties, assessments or other governmental charges are imposed or levied by reason of such Underwriter's or controlling person's being connected with the Cayman Islands, the PRC or the British Virgin Islands other than by reason of its being an Underwriter or a person controlling any Underwriter under this Agreement.

          20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

          21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          22. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                            [signature page follows]

         If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                           Very truly yours,

                                           CHINA GRENTECH CORPORATION LIMITED



                                           By:
                                               ---------------------------------
                                               Name: Yingjie Gao
                                               Title: Chairman and
                                                      Chief Executive Officer



                                           SELLING SHAREHOLDERS:
                                           ACTIS CHINA INVESTMENT HOLDINGS NO. 1
                                           LIMITED
                                           JAFCO ASIA TECHNOLOGY FUND
                                           STANDARD CHARTERED PRIVATE EQUITY
                                           LIMITED




                                           By:
                                               ---------------------------------
                                               Name: Yingjie Gao
                                               Title: Attorney-in-Fact for the
                                                      Selling Shareholders



Accepted as of the date first above written

BEAR, STEARNS & CO. INC.



By:
       ----------------------------------------
       Name:
       Title:



On behalf of itself and the other
Underwriters named in Schedule I hereto.

                                [signature page]

                                   SCHEDULE I




                                                                                         Number of Additional
                                                         Total Number of Firm            Shares to be Purchased if
Underwriter                                              Shares to be Purchased          Option is Fully Exercised
-----------                                              ----------------------           -------------------------

US.
---

Bear, Stearns & Co. Inc...........................
Piper Jaffray & Co................................
WR Hambrecht + Co.................................
[-]...............................................
                                                         ----------------------           -------------------------
TOTAL.............................................
                                                         ======================           =========================

                                   SCHEDULE II




                                                          Total Number of Firm    Total Number of Additional
                Selling Shareholder                         Shares to be Sold          Shares to be Sold
------------------------------------------------------    --------------------    --------------------------
Actis China Investment Holdings No. 1 Limited ........
JAFCO Asia Technology Fund ...........................
Standard Chartered Private Equity Limited ............
------------------------------------------------------    --------------------    --------------------------

TOTAL.................................................    ====================    ==========================



                                  SCHEDULE III

Yingjie Gao
Kunjie Zhuang
Huashan Yang
Rong Yu
Bay Chong Chin
Alastair Morrison
Vincent Chan
Cuiming Shi
Xiaohu You
Kin Kwong Mak
Xuewei Wu
Liping Mao
Tianwen Ding
Qi Wang
Qingchang Liu
Charly Situ
Guoren Industrial
    Developments Limited
Hang Xing Yuen Investments
    Limited
Actis China Investment
    Holdings No. 1 Limited
Drag Investments Limited
Standard Chartered
    Private Equity Limited
JAFCO Asia Technology Fund


                                      III-1

                                   SCHEDULE IV

Electronic Road Show dated [ ], 2006 available to investors at [website] from [dates available]

                                    EXHIBIT A

                                  Subsidiaries
                                  ------------

Subsidiaries Incorporated in the PRC ("PRC Subsidiaries")
---------------------------------------------------------

Shenzhen GrenTech Co., Ltd.
Shenzhen Lingxian Technology Co., Ltd.
Quanzhou Lake Communication Co., Ltd.
Quanzhou Lake Microwave Co., Ltd.

Subsidiary Incorporated Outside the PRC ("Overseas Subsidiary")
---------------------------------------------------------------

GrenTech (BVI) Limited

                                    EXHIBIT B

                            Form of Custody Agreement
                            -------------------------

China GrenTech Corporation Limited
6th Floor, Zhongyin Tower
Caitian North Road
Futian District, Shenzhen 518026
PRC
Attention:  Yingjie Gao

Ladies and Gentlemen:

         This Custody Agreement (this "Agreement") is executed by the undersigned shareholder (the "Selling Shareholder") in connection with and in furtherance of a proposed public offering (the "Public Offering") of ordinary shares, par value US$0.00002 per share (the "Ordinary Shares"), in the form of American depositary shares ("ADSs") of China GrenTech Corporation Limited, an exempted company with limited liability existing under the laws of the Cayman Islands (the "Company"). The proposed underwritten Public Offering will be effected pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and among the Company, the Selling Shareholder, other selling shareholders and Bear, Stearns & Co. Inc., as representative on behalf of a group of underwriters (the "Underwriters"). In connection with the Public Offering, Codan Trust Company (Cayman) Limited, has been appointed as the transfer agent (the "Transfer Agent") for the Ordinary Shares. Capitalized terms used herein, but not otherwise defined herein, shall have the respective meanings ascribed to them in the Underwriting Agreement. For purposes of this Agreement, "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares.

         The Selling Shareholder proposes to sell up to the aggregate number of Firm Shares and Additional Shares listed opposite the Selling Shareholder's name on Schedule II to the Underwriting Agreement to the Underwriters for reoffering in the form of ADSs together with Firm Shares and Additional Shares, if any, to be purchased by the Underwriters from the Company and other selling shareholders (collectively, the "Shares").

         In connection with and to facilitate the sale of the Shares to the Underwriters, the undersigned hereby appoints the Company as custodian (the "Custodian") and herewith deposits or will cause to be deposited with the Custodian one or more share certificates representing preference shares (the "Preference Shares") issued by the Company which shall be converted into shares of Ordinary Shares (the "Preference Share Certificates") and bond certificates representing exchangeable bonds (the "Exchangeable Bonds") issued by each of Heng Xing Yue Investments Limited, Drag Investments Limited and Guoren Industrial Developments Limited which shall be exchanged for shares of Ordinary Shares (the "Bond Certificates" and together with the "Preference Share Certificates", the "Certificates"), in each case immediately prior to the closing of the Offering, "Closing"), which Certificates together will be exchangeable or convertible, as the case may be, into not less than the total number of Shares to be sold by the undersigned to the Underwriters in the Public Offering, which number is set forth on Schedule I hereto. The Custodian is hereby authorized, in its capacity as custodian, to take delivery of the certificates or instruments set forth on
Schedule I hereto to be completed and delivered with this Agreement by the Selling Shareholder, which Certificates or instruments represent the Exchangeable Bonds and Preference Shares exchangeable or convertible into, as the case may be, Ordinary Shares held by the Selling Shareholder that will constitute the Shares to be sold by the Selling Shareholder. Each such Certificate so deposited is in negotiable and proper deliverable form endorsed in blank with the signature of the undersigned so witnessed. The Custodian is hereby authorized and directed, subject to the instructions of the Attorneys-in-Fact, (a) to hold in custody the Certificate or Certificates deposited herewith, (b) to convert the Preference Shares and exchange the Exchangeable Bonds, in each case for share certificates representing Ordinary Shares (the "Share Certificates") only upon satisfaction of all the conditions set out in Section 7 of the Underwriting Agreement (except for the condition set out in Section 7(u)) and immediately prior to Closing and (c) to deliver or to authorize the Transfer Agent to deliver the Share Certificate or Share Certificates deposited hereunder (or replacement certificate(s) for the Shares) to or at the direction of the Attorneys-in-Fact in accordance with the terms of the Underwriting Agreement and (c) to return or cause the Transfer Agent to return to the undersigned new certificate(s) for the shares of Ordinary Shares represented by any Certificate deposited hereunder that are not sold pursuant to the Underwriting Agreement.

         The Custodian's acceptance hereof by the execution of this Agreement shall constitute an acknowledgement by the Custodian of the receipt of the Certificates herein referred to, shall constitute an acceptance by the Custodian of the authorization herein conferred and shall evidence the Custodian's agreement to carry out and perform this Agreement in accordance with the provisions hereof. The Custodian shall be protected in acting upon any certificate, notice or other instrument in writing received by the Custodian hereunder or under the Underwriting Agreement that in good faith the Custodian shall believe to be genuine and to have been filed or presented by a proper person or persons, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained.

         Concurrently with the execution of this Agreement, the Selling Shareholder has executed and delivered a Power of Attorney (a "Power of Attorney") naming Yingjie Gao and Rong Yu of the Company, or either of them acting singly or together, as attorneys-in-fact (each, an "Attorney-in-Fact") to act for the Selling Shareholder in connection with the sale by the Selling Shareholder of the Shares pursuant to a Registration Statement (the "Registration Statement") on Form F-1 (File No. 333-[-]) under the United States Securities Act of 1933, as amended, including the taking of certain actions on behalf of the Selling Shareholder pursuant to the Underwriting Agreement, a preliminary draft of which has been delivered to the Selling Shareholder.

         In order to secure the performance of the Underwriting Agreement and the sale thereunder of the Shares, the Selling Shareholder agrees with the Custodian as follows:

          1. The Selling Shareholder hereby appoints the Custodian to act as the Selling Shareholder's agent as provided herein and the Custodian hereby accepts such appointment. The Custodian shall act in accordance with the instructions set forth in this Agreement and any further instructions given to it by written instrument signed by the Selling Shareholder acting through an Attorney-in-Fact.

          2. The Selling Shareholder agrees that all Shares represented by the Share Certificates deposited hereunder are subject to the interest of the Underwriters and the Company for the purpose of completing the transactions contemplated by the Underwriting Agreement and the interests of the Attorneys-in-Fact (in their capacities as such) under the Power of Attorney; the powers and authority hereby granted are irrevocable and shall not be terminated by any act of the Selling Shareholder, or by operation of law, whether by the termination, liquidation, winding up or dissolution of the Selling Shareholder, or by the occurrence of any other event (including, without limitation, the bankruptcy or insolvency of the Selling Shareholder). If, after the execution hereof, the Selling Shareholder should be dissolved or liquidated, or if any other event shall occur before the completion of the transactions contemplated by the Underwriting Agreement and this Agreement, the Custodian is nevertheless authorized and directed to deal with the Certificates deposited hereunder or the certificates issued in exchange therefor and to do all things herein provided for in accordance with the terms and conditions hereof as if the termination, liquidation, winding up or dissolution of the Selling Shareholder or other event had not occurred regardless of whether or not the Custodian shall have received notice thereof. This Agreement shall be binding upon the successors and assigns of the Selling Shareholder.

          3. Until the first to occur of (i) the Closing Date with respect to the Shares sold by the Selling Shareholder, or (ii) the termination of this Agreement pursuant to paragraph 5 below, the Custodian shall hold the Certificates and Share Certificates and related stock power and written instrument(s) of transfer in safekeeping.

          4. Upon the Closing Date, the Custodian is authorized and directed, upon the instructions of an Attorney-in-Fact, to cause the number of the Selling Shareholder's Shares to be sold, to be transferred on the books of the Company, and to issue certificates, free of any restrictive legend, representing such Shares to the Underwriters in the name of such person or persons, in such denominations and at such time as the Underwriters shall direct, and the Company in its capacity as Custodian shall, or shall cause the Transfer Agent to, deliver, upon the instructions of an Attorney-in-Fact, such new certificates on such Delivery Date to the Underwriters for the accounts of the Underwriters; provided that such delivery shall be against payment to the Custodian or to an Attorney-in-Fact, as they direct, of the aggregate purchase price to be paid by the Underwriters to the order of the Selling Shareholder in the amount and the manner specified in the Underwriting Agreement. If payment is made to an Attorney-in-Fact, the Attorney-in-Fact shall deposit such payment with the Custodian, and the Custodian shall dispose of such funds as hereinafter provided.

          5. Notwithstanding any other provision of this Agreement to the contrary, this Agreement shall terminate forthwith upon (i) the termination of the Underwriting Agreement (ii) the failure to consummate the sale of any of the Shares to the Underwriters within 30 days of the date on which the Underwriting Agreement is executed or (iii) the failure of the Underwriters to execute the Underwriting Agreement by September 30, 2006. Upon any such termination of this Agreement, the Custodian is authorized and directed to return to the Selling Shareholder the Certificates delivered herewith, together with any related stock powers and written instrument(s) of transfer, if still in possession of the Custodian hereunder.

          6. In the event that the Exchangeable Bonds or Preference Shares are not exchanged or converted, in each case into Ordinary Shares, and until payment in full has been made for the number of Shares that are sold pursuant to the provisions of the Underwriting Agreement, the Selling Shareholder shall remain the record and beneficial owner of the Shares, Preference Shares and Exchangeable Bonds, as the case may be (provided, however, that Actis Executive Co-Investment Plan L.P. shall be the beneficial owner of 1.9% of the Shares to be sold by Actis China Investment Holdings No. 1 Limited pursuant to the Underwriting Agreement) deposited hereunder and shall have all the rights of a Shareholder of the Company with respect to the Preference Shares, Exchangeable Bonds and Shares, including the right to receive dividends attributable to the Shares and to vote all of the Shares.

          7. It is understood that the Underwriters intend to reoffer the Shares in the form of ADSs to the public at a price per share that is higher than the price per Share paid to the Selling Shareholder. In addition, it is understood that the Selling Shareholder shall have no liability for the fees and expenses of the Custodian except as provided in paragraph 8 hereof and in the Underwriting Agreement.

          8. The Custodian is further authorized in its discretion to advance funds for the account of the Selling Shareholder for the purchase of any share transfer stamps or the payment of any share transfer tax required in connection with the sale of any of the Selling Shareholder's Shares to the Underwriters to the extent set out in the Underwriting Agreement and to reimburse itself for the cost of such stamps and tax, if any, out of the purchase price received by it for such Shares.

          9. After making the payments provided for in paragraph 8 above, the Custodian is directed (a) to remit to the Selling Shareholder the balance of the purchase price received by it in respect of the Selling Shareholder's Shares sold by the Selling Shareholder on the Closing Date (as defined in the Underwriting Agreement) at such account as shall be provided by the Selling Shareholder at least two days prior to the Closing Date (as defined in the Underwriting Agreement) and (b) to return to the Selling Shareholder on the Closing Date (as defined in the Underwriting Agreement) a certificate or certificates for Shares, if any, registered in the same manner as the Certificates delivered to it herewith, for any of the Selling Shareholder's Shares that are not sold pursuant to the Underwriting Agreement within 30 days following the date the Underwriting Agreement is executed. For the avoidance of doubt, the Custodian will deliver on the Closing Date two Share Certificates pursuant to the immediately preceding sentence, with one Share Certificate representing Shares received upon exchange of the Exchangeable Bonds and the other Share Certificate representing Shares received upon conversion of the Preference Shares.

          10. The Custodian's acceptance hereof by the execution of this Agreement shall constitute an acceptance by it of the authorization herein conferred, and shall evidence its agreement to carry out and perform this Agreement in accordance with the provisions hereof; subject, however, to the following:

                    (a) The Custodian shall have no duties except those expressly set forth herein; without limiting the generality of the foregoing, the Custodian shall not have responsibility for the validity of any agreement referred to herein or for the performance of any such agreement by any party thereto or for the interpretation of any of the provisions of any such agreement.

                  (b) The Custodian shall have no responsibility with respect to the application or use of any funds paid by it in good faith as herein provided and no interest shall be payable by it on any funds at any time held hereunder.

                  (c) The Selling Shareholder agrees that the Custodian is acting under this Agreement solely as the agent of the Selling Shareholder, that the Custodian is not acting in a fiduciary capacity to the Selling Shareholder and shall not be liable for any action taken hereunder, for any failure to act hereunder or for any other reason except gross negligence or willful misconduct. The Custodian shall not be liable or responsible for anything done or omitted to be done by it in good faith in accordance with the foregoing instructions.

                  (d) The Custodian shall be protected in acting upon any certificate, notice or other instrument in writing received by it hereunder or under the Underwriting Agreement which in good faith it shall believe to be genuine and to have been filed or presented by a proper person or persons, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained.

                  (e) In no event shall the Custodian be responsible for the acts of the Attorneys-in-Fact or of the Underwriters nor shall it be required to take any action whatsoever on behalf of the Selling Shareholder or otherwise to enforce the rights or claims of the Selling Shareholder against the Underwriters or the Attorneys-in-Fact.

         The Custodian shall not be bound by any waiver, modification or amendment hereof unless in writing and signed by the Selling Shareholder and, if its duties hereunder are affected, unless the Custodian also shall have given its written consent thereto.

         11. The Selling Shareholder hereby represents and warrants to the Custodian that: (a) it has, and at the time of delivery of the Shares to the Underwriters it will have, full power and authority to enter into this Agreement, the Underwriting Agreement and the Power of Attorney, to carry out the terms and provisions hereof and thereof and to make all of the representations, warranties and agreements contained herein and therein relating to it; and (b) this Agreement and the Power of Attorney are the valid and binding agreements of the Selling Shareholder and are enforceable against the Selling Shareholder in accordance with their respective terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally from time to time in effect and may be subject to the application of equitable principles and the enforceability of equitable remedies.

         12. The execution, delivery and performance of this Agreement by the Selling Shareholder:

                   (a) requires no action, consent or approval by or in respect of, or filing with, any governmental body, agency, official or authority or any individual, corporation, partnership, association, trust or other entity or organization which has not been made or obtained; and

                   (b) does not constitute a material default under or give rise to any right of termination, cancellation or acceleration of any material right or obligation of such party or a loss of any material benefit to which such party is entitled under any provision of any agreement, contract, indenture, lease or other instrument binding upon such party or any material license, franchise, permit or other similar authorization held by such party or result in the creation or imposition of any mortgage, life interest, lien (except as created by this Agreement), pledge, charge, security interest, fiduciary assignment, attachment, encumbrance or other adverse claim of any kind in respect of any asset of such party.

          13. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of law provisions thereof which might apply the laws of any other jurisdiction.

          14. All notices, requests and other communications hereunder shall be in writing and shall be deemed to be duly given at the time of delivery or mailing if delivered or mailed by first-class mail, postage prepaid, return receipt requested and (1) if to the Underwriters, addressed as provided in the Underwriting Agreement, (2) if to the Selling Shareholder, addressed to the Selling Shareholder as follows: [-], Attention: [-] or (3) if to the Custodian, addressed to the Custodian as follows: China GrenTech Corporation Limited, 16th Floor, Zhongyin Tower, Caitian North Road, Futian District, Shenzhen 518026, PRC, Attention: Yingjie Gao.

          15. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

          16. If any provision of this Agreement is found to be unenforceable as applied in any particular case or circumstance in any applicable jurisdiction, such finding shall not render the provision unenforceable in any other case or circumstance, or render any other provision of this Agreement unenforceable to any extent whatsoever.

          17. Any rights of JAFCO Asia Technology Fund, a Cayman Islands incorporated company ("JAFCO") under this Agreement may, without prejudice to the rights of JAFCO to exercise any such rights, be exercised by JAFCO Investment (Asia Pacific) Ltd. ("JIAP") or any other fund manager of JAFCO or their nominees "JAFCO Manager") unless JAFCO has (a) given notice to the other parties that any such rights cannot be exercised by JIAP or a JAFCO Manager; and
(b) not given notice to the other parties that such notice which is given under this paragraph 18 has been revoked.

          18. The Custodian further agrees with the Selling Shareholder as follows:

          19. (a) The Custodian hereby represents and warrants to the Selling Shareholder that: (i) it has, and at the time of delivery of the Shares to the Underwriters it will have, full power and authority to enter into this Agreement, to carry out the terms and provisions hereof and thereof and to make all of the representations, warranties and agreements contained herein and therein; and (ii) this Agreement is the valid and binding agreement of the Custodian and is enforceable against the Custodian in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally from time to time in effect and may be subject to the application of equitable principles and the enforceability of equitable remedies.

          20. (b) The execution, delivery and performance of this Agreement by the Custodian:

                    (i) requires no action, consent or approval by or in respect of, or filing with, any governmental body, agency, official or authority or any individual, corporation, partnership, association, trust or other entity or organization which has not been made or obtained; and

                    (ii) does not constitute a material default under or give rise to any right of termination, cancellation or acceleration of any material right or obligation of such party or a loss of any material benefit to which such party is entitled under any provision of any agreement, contract, indenture, lease or other instrument binding upon such party or any material license, franchise, permit or other similar authorization held by such party or result in the creation or imposition of any mortgage, life interest, lien (except as created by this Agreement), pledge, charge, security interest, fiduciary assignment, attachment, encumbrance or other adverse claim of any kind in respect of any asset of such party.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the [-] day of March [-], 2006.

                                                   [NAME OF SELLING SHAREHOLDER]


                                                   -----------------------------

                           ACCEPTANCE BY THE CUSTODIAN


[o] hereby acknowledges receipt of the Certificates described in this Agreement (and in the form described herein) and hereby agrees to act in accordance with the terms of this Agreement.



Dated: March [  ], 2006



                                        CHINA GRENTECH CORPORATION LIMITED



                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:



                          SEE THE ATTACHED INSTRUCTIONS

                INSTRUCTIONS FOR COMPLETING THE CUSTODY AGREEMENT
                                (THE "AGREEMENT")

         A. Please complete and return the Agreement and share certificates as set forth in paragraph D below. A copy of the Agreement will be returned to the Representative at your request.

         B. Complete Schedule I attached to the Agreement.

         C. The Agreement and each stock power included therewith must be executed by the Representative, with your signature on the Agreement and the accompanying stock powers (i) guaranteed by a commercial bank or trust company in the United States or any broker which is a member firm of the New York Stock Exchange or (ii) notarized. Please sign the stock powers and the Agreement exactly as your name appears on your share certificate(s).

         D. Share certificate(s), each with stock powers attached, along with an executed and completed copy of the Agreement should be promptly returned by hand delivery or by certified mail appropriately insured to:

                  China GrenTech Corporation Limited
                  16th Floor, Zhongyin Tower
                  Caitian North Road, Futian District
                  Shenzhen 518026, PRC
                  Attention:  Yingjie Gao, Chairman
                  Telephone:  (86) 755-8350-1515
                  Facsimile:   (86) 755-8350-1530

IF SENT BY OVERNIGHT COURIER, IT IS RECOMMENDED THAT THE EXECUTED STOCK POWERS BE SENT UNDER SEPARATE COVER FROM THE CERTIFICATE(S).

         E. If the share certificate(s) that the Representative submit represent a greater number of Shares than the aggregate number of Shares which the Representative agree to sell pursuant to the Underwriting Agreement, the Custodian will cause to be delivered to the Representative in due course, but not earlier than ten days after the closing for the purchase of Shares (as such term is defined in the Underwriting Agreement) by the Underwriters, a share certificate, as the case may be, for the excess number of shares.

         F. Please contact Yingjie Gao at China GrenTech Corporation Limited, 16th Floor, Zhongyin Tower, Caitian North Road, Futian District, Shenzhen 518026, PRC at (86) 755-8350-1511, if any information or representation included in the Agreement or the Underwriting Agreement should change, or if the Representative become aware of any new information, at any time prior to the closing of the sale of Shares.

                                   SCHEDULE I

                  LIST OF CERTIFICATES REPRESENTING THE SHARES
                           BEING HELD BY THE CUSTODIAN



                                                             MAXIMUM NUMBER OF
                             NUMBER OF SHARES OF              ORDINARY SHARES
                        ORDINARY SHARES REPRESENTED       FROM THIS CERTIFICATE
CERTIFICATE NUMBER          BY THIS CERTIFICATE                 TO BE SOLD
------------------      ---------------------------       ---------------------

------------------      ---------------------------       ---------------------

------------------      ---------------------------       ---------------------

------------------      ---------------------------       ---------------------

                                    EXHIBIT C

                      Form of Irrevocable Power of Attorney

         The undersigned shareholder (the "Selling Shareholder"), in connection with and in furtherance of a proposed public offering (the "Public Offering") of ordinary shares, US$0.00002 par value per share (the "Ordinary Shares") in the form of American Depositary Shares ("ADSs") of China GrenTech Corporation Limited, an exempted company incorporated with limited liability existing under the laws of the Cayman Islands (the "Company"), proposes to sell up to the aggregate number of shares of Firm Shares and Additional Shares listed opposite the Selling Shareholder's name on Schedule II to the Underwriting Agreement (as defined below) (collectively, the "Shares"). The Shares are to be sold in the Public Offering to a group of underwriters (the "Underwriters") represented by Bear, Stearns & Co. Inc. (the "Representative"), pursuant to an underwriting agreement to be entered into by and among the Company, the Representative on behalf of the Underwriters, the Selling Shareholder and other Selling Shareholders named therein (the "Underwriting Agreement"), at a price and on terms to be set forth in the Underwriting Agreement.

         It is understood that at this time there is no commitment on the part of the Underwriters to purchase any of the Shares from the Selling Shareholder, and there is no assurance that a Public Offering of the Shares will take place. Any sale and purchase of the Shares will be upon such terms and subject to such conditions as shall be contained in the Underwriting Agreement. Certificates representing the Shares are being deposited with the Company as custodian (the "Custodian"), pursuant to a Custody Agreement of even date herewith between the Selling Shareholder and the Custodian (the "Custody Agreement").

                                    ARTICLE I

         The Selling Shareholder hereby irrevocably makes, constitutes and appoints each of Yingjie Gao and Rong Yu as the Selling Shareholder's true and lawful agent and attorney-in-fact (said persons, or either of them acting singly, being referred to herein as the "Attorney-in-Fact"), to act together or alone, with full power of substitution and full authority, in the name, place and stead and for and on behalf of the Selling Shareholder with respect to all matters arising in connection with the sale by the Selling Shareholder of the Selling Shareholder's Shares in connection with the Public Offering, including, but not limited to, the power and authority to do or cause to be done any of the following matters:

         1.1 To do all things necessary to sell, assign, transfer and deliver to the Underwriters, for and on behalf of the Selling Shareholder, all or any portion of the Shares pursuant to the terms of the Underwriting Agreement, at the purchase price set forth in the Underwriting Agreement, such Shares being represented by the certificate(s) deposited by or on behalf of the Selling Shareholder with the Custodian.

         1.2 For the purpose of effecting such sale: to negotiate, prepare, execute, carry out, deliver and comply with all of the provisions of the Underwriting Agreement and any amendments or supplements thereto, to exercise any power conferred upon, and to take any action authorized to be taken by, the Selling Shareholders pursuant to the Underwriting Agreement in the sole and absolute discretion of the Attorneys-in-Fact, and, subject to paragraphs 1.11 and 2.8 of this Power of Attorney, to agree to or refrain from agreeing to, in such Attorney-in-Fact's sole discretion, on behalf of the Selling Shareholder, the terms and conditions thereof (including, without limitation, the execution and delivery of the certificates of the Selling Shareholder referenced in paragraph 1.8 hereof, the per Share price to be paid by the Underwriters, representations, warranties, agreements and indemnities of the Selling Shareholder, and provisions concerning the Public Offering of Ordinary Shares by the Underwriters), such agreement and approval to be conclusively evidenced by the execution and delivery of the Underwriting Agreement by an Attorney-in-Fact, including the making of all representations and agreements provided in the Underwriting Agreement to be made by, and the exercise of all authority thereunder vested in, the Selling Shareholder. The Selling Shareholder hereby acknowledges and confirms that it has received and reviewed the draft form of the Underwriting Agreement dated [ ], 2006 furnished herewith to it (which form is referred to herein as the "Draft Underwriting Agreement"), and that, subject to paragraphs 1.11 and 2.8 hereof, such Draft Underwriting Agreement may be revised prior to the execution and delivery of the Underwriting Agreement by an Attorney-in-Fact, the Company or the Underwriters.

         1.3 To negotiate, determine and agree upon (a) the price at which the Shares will be initially offered to the public by the Underwriters pursuant to the Underwriting Agreement, (b) the underwriting discount with respect to the Shares, and (c) the price at which the Shares will be sold to the Underwriters by the Selling Shareholders pursuant to the Underwriting Agreement, which prices and discounts per share shall be the same as the prices and discounts per share, respectively, for the Ordinary Shares sold by the Company and the other Selling Shareholders to the Underwriters pursuant to the Registration Statement.

         1.4 Subject to paragraph 1.11 below, to arrange for, prepare or cause to be prepared a Registration Statement on Form F-1 (the "Registration Statement") under the United States Securities Act of 1933, as amended (the "Securities Act"), including one or more Prospectuses (together, the "Prospectus"), relating to the offering and sale of Ordinary Shares of the Company of which the Shares are a part and all amendments thereto and to take all appropriate action with respect to the Registration Statement, including requesting acceleration of the effectiveness of the Registration Statement on behalf of the Selling Shareholder, advising the Securities and Exchange Commission (the "Commission") of the reasons why the Selling Shareholder is offering the Shares, acknowledging that the Registration Statement has received summary, cursory or no review by the Commission and executing all such documents, letters and consents as may in the discretion of the Attorney-in-Fact be necessary or desirable in connection therewith, and to join, in such Attorney-in-Fact's sole discretion, with the Company in withdrawing the Registration Statement if the Company should desire to withdraw such registration. The Registration Statement will be generally in the form of the Registration Statement filed on Form F-1 with the Commission on [o], 2006 (File No. 333-[o]), but with such corrections, additions or changes as the Company and/or the Attorney-in-Fact may deem appropriate or as may be requested by the Commission, the National Association of Securities Dealers, Inc. or state securities commissioners.

         1.5 To incur any necessary or appropriate expense in connection with the sale of Shares (including, without limitation the retention of legal counsel, which may be counsel for the Company, in connection with any and all matters referred to herein, to advance funds for and on behalf of the Selling Shareholder and to cause to be paid (whether by deducting from the offering proceeds to the Selling Shareholder or otherwise) all costs and expenses payable by the Selling Shareholder, if any, pursuant to the provisions of the Underwriting Agreement, this Power of Attorney, the Custody Agreement or any other agreement between the Selling Shareholder and the Company, including any applicable shares transfer taxes chargeable to the Selling Shareholder, all in the discretion of an Attorney-in-Fact.

         1.6 To make any assurances, communications and reports for and on behalf of the Selling Shareholder to the Underwriters or the Custodian that may be necessary or appropriate to facilitate the sale and delivery of the Shares or ADSs or to effect the registration of the Shares or ADSs under the laws of any jurisdiction.

         1.7 To execute, acknowledge and deliver with the appropriate authorities such requests, consents, agreements, documents, orders, receipts, requests, notices, instructions, letters, writings and statements, and to take any and all steps as may be deemed appropriate in connection with the registration or qualification under the securities and blue-sky laws of the various jurisdictions, domestic or foreign, in which the Shares or ADSs are to be sold by the several Underwriters pursuant to the Underwriting Agreement, subject to paragraphs 1.11 and 2.8 hereof, including, without limitation, the giving or making of such undertakings, representations and agreements and the taking of such other steps as the Attorney-in-Fact may deem necessary or advisable.

         1.8 Subject to paragraphs 1.11 and 2.8 below, to execute, verify and deliver to the Underwriters at the Closing Date (as defined in the Underwriting Agreement) for and on behalf of the Selling Shareholder, the certificates of the Selling Shareholder required by the Underwriting Agreement with respect to the accuracy as of the Closing Date of the representations of the Selling Shareholder set forth in the Underwriting Agreement and this Power of Attorney and the compliance with and the performance by the Selling Shareholder of all of the agreements set forth in the Underwriting Agreement to be performed or complied with by the Selling Shareholder at or prior to the Closing Date.

         1.9 To instruct the Company and the Custodian on all matters pertaining to the sale of Shares and delivery of certificates therefor, and to cause the Custodian, or the Company's transfer agent (the "Transfer Agent"), to receive and hold for transfer upon instructions from an Attorney-in-Fact, certificate(s) for the Shares placed in custody with the Custodian, and upon receipt of such instructions, to transfer such Shares and deliver new certificates therefor to an Attorney-in-Fact for delivery to the several Underwriters or to deliver the Shares to the Transfer Agent, for transfer pursuant to the instructions of the Underwriters; and, if necessary, to endorse (in blank or otherwise) in the name of the Selling Shareholder, the certificate or certificates representing Shares deposited with the Custodian or share powers attached or to be attached to the certificate or certificates, if required by either the Custody Agreement or the Underwriting Agreement.

         1.10 To sell to the Underwriters less than all of the Shares, in accordance with separate written instructions, if any, by the Selling Shareholder as to which of the Shares are to be sold first (which instructions, if any, shall be specified on Schedule I to the Custody Agreement), if requested to do so by the Underwriters in accordance with the Underwriting Agreement, and in the event of a sale of such lesser number of Shares, to instruct the Transfer Agent to issue and/or return certificates representing the balance of the Shares of the Selling Shareholder in excess of those Shares being sold pursuant to the Underwriting Agreement in the name of the Selling Shareholder and to deliver any such certificates to an Attorney-in-Fact for redelivery to the Selling Shareholder following the Closing Date.

         1.11 Otherwise, to take all actions and do all things, including the execution and delivery of all documents necessary, appropriate, required, contemplated or deemed advisable by an Attorney-in-Fact, relating to, and generally to act for and in the name of the Selling Shareholder with respect to the sale and delivery of the Shares to, and the re-offering of the Shares by, the Underwriters, as well as the delivery of the Shares and receipt of payment for the Shares by or on behalf of the Selling Shareholder as fully as the Selling Shareholder could if then personally present and acting, including, without limitation, endorsement on behalf of the Selling Shareholder of certificates representing the Shares, to receive payment for the Shares and to deduct therefrom the Selling Shareholder's share, if any, of the offering expenses to the extent payable by the Selling Shareholder pursuant to the Underwriting Agreement, except that, notwithstanding anything to the contrary in this power of attorney, the Attorneys-in-Fact are not empowered to (and agree that they will not):

         (i) enter into any covenants, representations, warranties or indemnities on behalf of any Selling Shareholder, other than those covenants, representations, warranties and indemnities set forth in the Draft Underwriting Agreement and the certificates contemplated thereby as provided by paragraphs
                  1.2 and 1.8 above or otherwise as specifically authorized herein,

         (ii) furnish any information regarding any Selling Shareholder for use in the Registration Statement (including, without limitation, any preliminary prospectus or any prospectus contained in the Registration Statement) without the prior written consent of the Selling Shareholder;

         (iii) modify, alter or otherwise amend any covenants, representations, warranties or indemnities set forth in the Draft Underwriting Agreement relating to or affecting the Selling Shareholder such as to materially increase the Selling Shareholder's liability or obligations thereunder or materially limit the Selling Shareholder's rights thereunder;

         (iv) amend the allocation of Shares or Additional Shares to be sold in the Public Offering such that the Company shall sell greater than 80% of the Firm Shares or greater than 50% of the Additional Shares therein;

         (v) agree to a price per share in the Underwriting Agreement that would violate a Listing Condition (as defined in the Amended and Restated Shareholders' Agreement dated [ ], 2005);

         (vi) amend the expenses arrangement set forth in the Draft Underwriting Agreement or enter into any other expenses agreement with the Company or the Underwriters that would in any way increase the expenses for which the Selling Shareholders are liable, and

         (vii) modify, amend or otherwise alter the Custody Agreement dated even date herewith entered into between the Selling Shareholder and China GrenTech Corporation Limited.

         If an Attorney-in-Fact should receive the purchase price of any Selling Shareholder's Shares to be purchased by the Underwriters pursuant to the Underwriting Agreement, the Attorney-in-Fact will immediately deposit the amount of the purchase price so received with the Custodian under the Custody Agreement for disposition by the Custodian as provided in the Custody Agreement.

                                   ARTICLE II

         The Selling Shareholder hereby represents and warrants to, and agrees with, the other Selling Shareholders, the Company, the Attorneys-in-Fact, the Custodian and the Underwriters that:

         2.1 The Selling Shareholder has all right, power and authority to enter into this Power of Attorney, the Underwriting Agreement and the Custody Agreement and to consummate the transactions contemplated hereby and thereby relating to it, including, without limitation, the sale, assignment, transfer and delivery of the Shares to be sold by the Selling Shareholder pursuant to the Underwriting Agreement. Each of this Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder and constitutes the valid and binding instrument or agreement of the Selling Shareholder enforceable in accordance with its terms except as such enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally. If the undersigned is acting as a fiduciary, officer, partner, or agent, the undersigned is enclosing with the Agreement certified copies of the appropriate instruments pursuant to which the undersigned is authorized to act hereunder.

         2.2 The execution, delivery and performance of this Power of Attorney by the Selling Shareholder (i) requires no action, consent or approval by or in respect of, or filing with, any governmental body, agency, official or authority or any individual, corporation, partnership, association, trust or other entity or organization which has not been made or obtained and (ii) does not constitute a material default under or give rise to any right of termination, cancellation or acceleration of any material right or obligation of such party or a loss of any material benefit to which such party is entitled under any provision of any agreement, contract, indenture, lease or other instrument binding upon such party or any material license, franchise, permit or other similar authorization held by such party or result in the creation or imposition of any mortgage, life interest, lien (except as created by this Power of Attorney), pledge, charge, security interest, fiduciary assignment, attachment, encumbrance or other adverse claim of any kind in respect of any asset of such party.

         2.3 The Selling Shareholder has, or immediately prior to the delivery of any Shares to the Underwriters will have, good and valid title to the Shares to be sold by the Selling Shareholder pursuant to the Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims of any nature (except under the Custody Agreement) and, in the case of Actis China Investment Holdings No. 1 Limited, under a Declaration of Trust entered into between Actis China

Investment Holdings No. 1 Limited and Actis Executive Co-Investment Plan L.P. (the "Declaration of Trust"), and full right, power and authority to sell, assign, transfer and deliver such Shares, subject only to the Underwriting Agreement, Power of Attorney and the Custody Agreement; and upon delivery of such Shares and full payment therefor pursuant to the Underwriting Agreement, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims of any nature (except under the Custody Agreement), will pass to the several Underwriters.

         2.4 The attention of the Selling Shareholder has been directed to the rules of the Commission which prohibit the Selling Shareholder from bidding for or purchasing any shares of the Ordinary Shares of the Company, or attempting to induce anyone else to bid for or purchase such shares, or taking any other action which might tend to stabilize or manipulate the price of the Ordinary Shares or ADSs, until the distribution of Ordinary Shares and ADSs pursuant to the Registration Statement has been completed. The Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and ADSs.

         2.5 In connection with the sale of the Selling Shareholder's Shares to the Underwriters, the Selling Shareholder has not distributed and will not distribute any offering material other than that permitted by the Securities Act.

         2.6 The Selling Shareholder has duly executed and placed in custody all of the documents to be delivered to the Custodian pursuant to the Custody Agreement, which include all of the Shares to be sold by the Selling Shareholder pursuant to the Underwriting Agreement.

         2.7 The Selling Shareholder specifically agrees that the Shares represented by the certificate(s) held in custody for the Selling Shareholder pursuant to the Custody Agreement are subject to the interests of the Company and the Underwriters; and, in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney, the arrangements made by the Selling Shareholder for such custody, and the appointment by the Selling Shareholder of the Attorneys-in-Fact by this Power of Attorney, shall be deemed coupled with an interest and shall be irrevocable subject to Article V hereof. The Selling Shareholder specifically agrees that the obligations of the Selling Shareholder pursuant to the Underwriting Agreement shall not be terminated by operation of law, whether by the termination, liquidation, winding up, or dissolution of the Selling Shareholder or by the occurrence of any other event (including, without limitation, the bankruptcy or insolvency of the Selling Shareholder, or the termination of any trust or estate for which the Selling Shareholder is acting as a fiduciary), subject to Article V hereof. If, after the execution hereof, the Selling Shareholder, if not a natural person, should be terminated, liquidated, wound up or dissolved, or if any other similar event should occur (including, without limitation, the bankruptcy or insolvency of the Selling Shareholder) before the delivery of the Shares pursuant to the Underwriting Agreement, certificates representing the Shares shall be delivered by or on behalf of the Selling Shareholder in accordance with the terms and conditions of the Underwriting Agreement and of the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to this Power of Attorney shall be as valid as if such termination, liquidation, winding up or dissolution or other event (including, without limitation, the bankruptcy or insolvency of the Selling Shareholder) had not occurred, regardless of whether or not the Custodian, the Attorneys-in -Fact, or any of them, shall have received notice thereof, subject to Article V hereof. This Power of Attorney shall be binding upon the successors and assigns of the Selling Shareholder.

         2.8 The Selling Shareholder has reviewed the representations and warranties to be made by it in the Underwriting Agreement, and hereby represents, warrants and covenants that, except as set forth in the succeeding sentence, each of the representations and warranties of the Selling Shareholder in the Draft Underwriting Agreement is, and will be at all times from the date hereof through and including the Closing Date, true and correct, and will survive the delivery of any payment for the Shares sold pursuant to the Underwriting Agreement. The Selling Shareholder will immediately notify the Attorneys-in-Fact, the Company and the Underwriters of the occurrence of any event which shall cause the representations and warranties contained herein or in the Draft Underwriting Agreement not to be true and correct at any time from the date hereof until the later of (A) the completion of the Public Offering or
(B) the Closing Date; and, from and after delivery of such notice, the Attorneys-in-Fact shall not have any authority hereunder to make or reaffirm, on behalf of the Selling Shareholder, any representation or warranty inconsistent with the information set forth in such notice.

         2.9 The information contained in the preliminary prospectus included in the Registration Statement with respect to the Selling Shareholder is true and correct.

         2.10 The Selling Shareholder has agreed to the terms of the "lock-up" as set forth in Section 7(m) of the Underwriting Agreement.

         2.11 Except as otherwise disclosed in an Officer and Director or Selling Shareholder Questionnaire delivered to the Representative or the Representative by the Selling Shareholder, the Selling Shareholder is not directly or indirectly an affiliate of or associated with any member of the National Association of Securities Dealers, Inc.

         2.12 The Selling Shareholder understands and agrees that it is making the foregoing representations, warranties and agreements for the benefit of, and that such representations, warranties and agreements may be relied upon by the Attorneys-in-Fact, the Company, the Custodian, the Underwriters and their respective representative, agents and counsel and may be specifically relied upon by counsel for the Selling Shareholder, which counsel will also be relying upon the factual information set forth in this Power of Attorney, for the purpose of rendering the legal opinions required by the Underwriters as a condition for consummating the sale of the Shares to be sold by the Selling Shareholder.

         2.13 The Attorney-in-Fact hereby agrees to keep the Selling Shareholder reasonably informed of the pricing range throughout the pricing process and the Public Offering timetable, including the date of effectiveness of the Registration Statement, the date of pricing and the Closing Date.

         2.14 The Attorney-in-Fact hereby agrees the Shares sold by each Selling Shareholder in the Offering will be sold in the following order: first, from the Ordinary Shares of the Selling Shareholder received upon exchange of the Selling Shareholder's exchangeable bonds of the

Company, and, second, from the Ordinary Shares of the Selling Shareholder received upon conversion of the Selling Shareholder's preferred shares of the Company.

         2.15 The Attorney-in-Fact hereby agrees not to instruct the Custodian to exchange the exchangeable bonds (the "Exchangeable Bonds") issued by each of Heng Xing Yue Investments Limited, Drag Investments Limited and Guoren Industrial Developments Limited exchangeable into Ordinary Shares and not to convert the preference shares (the "Preference Shares") issued by the Company convertible into shares of Ordinary Shares until all conditions set out in
Section 7 of the Underwriting Agreement (except the condition set out in Section 7(u)) have been satisfied and immediately prior to the closing for the Offering.

                                   ARTICLE III

         3.1 Upon execution and delivery of the Underwriting Agreement by an Attorney-in-Fact on behalf of the Selling Shareholder, in accordance with the authority granted hereunder, the undersigned agrees to indemnify and hold harmless the Underwriters, the Company, each of its directors and each of its officers who sign the Registration Statement, and each person, if any, who controls any Underwriter or the Company, and to contribute to amounts paid as a result of losses, claims, damages, liabilities and expenses, to the full extent provided in Sections y8 and y9 of the Underwriting Agreement.

         3.2 The Selling Shareholder agrees, upon execution and delivery of the Underwriting Agreement by or on behalf of the Selling Shareholder, to be bound by and to perform each and every covenant and agreement therein of the Selling Shareholder as a Selling Shareholder under and as defined in the Underwriting Agreement.

         3.3 The Selling Shareholder agrees to deliver to the Attorneys-in-Fact such documentation as the Attorneys-in-Fact, the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys-in-Fact.

         3.4 The Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company to the Underwriters pursuant to the Underwriting Agreement; and the Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital shares, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Pricing Prospectus.

                                   ARTICLE IV

         The Selling Shareholder agrees that the Attorneys-in-Fact shall not be liable for any action taken hereunder, for any failure to act hereunder, or for any other reason except gross negligence or willful misconduct. The Selling Shareholder hereby agrees to indemnify and hold harmless the Attorneys-in-Fact from and against any and all loss, damage, liability or expense as incurred which the Attorneys-in-Fact may sustain directly or indirectly for any action in connection with this Power of Attorney taken or omitted in good faith or in accordance with an opinion of counsel, who may be counsel for the Company, so long as such loss, damage, liability or expense was or is not due to an Attorney-in-Fact's own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. It is understood that the Attorneys-in-Fact shall serve entirely without compensation, but will be entitled to reimbursement from the Selling Shareholder for all out-of-pocket expenses reasonably incurred by them hereunder.

                                    ARTICLE V

         5.1 This Power of Attorney, the deposit of the Shares pursuant hereto, and all authority hereby conferred, is granted, made and conferred subject to and in consideration of (i) the interests of the Attorneys-in-Fact, the Underwriters and the Company in and for the purpose of completing the transactions contemplated hereunder and by the Underwriting Agreement and
(ii) the completion of the registration of the Ordinary Shares pursuant to the Registration Statement and the other acts of the above-mentioned parties from the date hereof to and including the execution and delivery of the Underwriting Agreement in anticipation of the sale of Ordinary Shares, including the Shares, to the Underwriters; and the Attorneys-in-Fact are hereby further vested with an estate, right, title and interest in and to the Shares deposited herewith for the purpose of irrevocably empowering and securing to him authority sufficient to consummate said transactions. Accordingly, this Power of Attorney shall be irrevocable prior to September 30, 2006, and shall remain in full force and effect until that date. The undersigned Selling Shareholder further agrees that this Power of Attorney shall not be terminated by operation of law or upon the occurrence of any event whatsoever, including the death, disability or incompetence of the undersigned Selling Shareholder or, if the undersigned Selling Shareholder is not a natural person, upon any dissolution, winding up, distribution of assets or other event affecting the legal existence of the undersigned Selling Shareholder. If any event referred to in the preceding sentence shall occur, whether with or without notice thereof to the Attorneys-in-Fact, any of the Underwriters or any other person, the Attorneys-in-Fact shall nevertheless be authorized and empowered to deliver and deal with the Shares deposited under this Agreement by the undersigned Selling Shareholder in accordance with the terms and provisions of the Underwriting Agreement and this Power of Attorney as if such event had not occurred.

         5.2 Notwithstanding any other provision of this Power of Attorney to the contrary, this Power of Attorney (excluding Article IV) shall terminate forthwith upon (i) the termination of the Underwriting Agreement, with respect to the Selling Shareholder, in accordance with the provisions thereof, (ii) the failure to consummate the sale of any of the Shares to the Underwriters within 30 days of the date on which the Underwriting Agreement is executed or (iii) the failure of the Representative and the Representative to execute the Underwriting Agreement by September 30, 2006. Such termination shall not affect the validity of any lawful action done or performed by the Attorneys-in-Fact pursuant hereto prior to such termination. Upon any such termination of this Power of Attorney, the Attorneys-in-Fact shall provide written instructions to the Custodian to return the certificate(s) and other documents deposited under the Custody Agreement to the Attorneys-in-Fact. The Selling Shareholder directs the Attorneys-in-Fact, if this Power of Attorney is terminated as provided herein and after the payment of any expense to be paid or borne by the Selling Shareholder, if any, to redeliver or cause to be redelivered to the Selling Shareholder the certificate(s) and other documents deposited under the Custody Agreement.

                                   ARTICLE VI

         Subject to the provisions of this Power of Attorney, until payment in full for the Shares has been made by the Underwriters to the Custodian or Attorneys-in-Fact pursuant to the provisions of the Custody Agreement and the Underwriting Agreement, the Selling Shareholder shall remain the owner of all shares of Ordinary Shares delivered to the Custodian for the purpose of exercising the rights of the Selling Shareholder as a Shareholder of the Company.

                                   ARTICLE VII

         7.1 The representations, warranties and agreements of the undersigned Selling Shareholder contained herein and in the Underwriting Agreement shall survive the sale and delivery of the Shares and the termination of this Power of Attorney.

         7.2 This Power of Attorney is to be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law rules thereof which might apply to the laws of any other jurisdiction.

                                  ARTICLE VIII

         All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of delivery or mailing if delivered or mailed by first class mail, postage prepaid, return receipt requested and addressed or by overnight delivery or facsimile transmission: if to the Selling Shareholder, at the Selling Shareholder's address set forth in the signature block of this Power of Attorney or such other address as the Selling Shareholder shall designate by notice hereunder, and if to the Attorneys-In-Fact, to China GrenTech Corporation Limited, 16th Floor, Zhongyin Tower, Caitian North Road, Futian District, Shenzhen 518026, PRC
Attention: Yingjie Gao with a copy to counsel for the Selling Shareholder at the address provided in the Custody Agreement.

                                   ARTICLE IX

         The Selling Shareholder ratifies all actions that the Attorney-in-Fact shall do by virtue of this Power of Attorney and all actions provided for herein may be taken by any one of the Attorney-in-Fact.

                                    ARTICLE X

         This Power of Attorney may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by the parties.

                                   ARTICLE XI

         11.1 If any provision of this Power of Attorney is found to be unenforceable as applied in any particular case or circumstance in any applicable jurisdiction, such finding shall not render the provision unenforceable in any other case or circumstance, or render any other provision of this Power of Attorney unenforceable to any extent whatsoever.

         11.2 Wherever possible, each provision of this Power of Attorney shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Power of Attorney.

         11.3 No amendment to this Power of Attorney shall be effective unless agreed in writing between the Selling Shareholder and the Attorney in Fact.

         11.4 Any rights of JAFCO Asia Technology Fund, a Cayman Islands incorporated company ("JAFCO") under this Power of Attorney may, without prejudice to the rights of JAFCO to exercise any such rights, be exercised by JAFCO Investment (Asia Pacific) Ltd. ("JIAP") or any other fund manager of JAFCO or their nominees "JAFCO Manager") unless JAFCO has (a) given notice to the other parties that any such rights cannot be exercised by JIAP or a JAFCO Manager; and (b) not given notice to the other parties that such notice which is given under this paragraph 11 has been revoked.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Selling Shareholder named below has executed this Power of Attorney as of the [ o ] day of March, 2006.







                                        -----------------------------
                                        [Name of Selling Shareholder]


                                        -----------------------------
                                        [Address]

                                        -----------------------------
                                        Fax:  [                     ]

Accepted by the Attorneys-in-Fact
as of the date above set forth



-----------------------------
Name:


-----------------------------
Name:

                                     ANNEX I

                      Form of Opinion of Sidley Austin LLP

         1. Assuming the Underwriting Agreement has been duly authorized, executed and delivered by the Company in accordance with the laws of the Cayman Islands, the Underwriting Agreement has been duly executed and delivered by the Company under the laws of the State of New York.

         2. Assuming the Deposit Agreement has been duly authorized, executed and delivered by the Company in accordance with the laws of the Cayman Islands, the Deposit Agreement has been duly executed and delivered by the Company under the laws of the State of New York and, assuming the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and that each of the Company and the Depositary has the full power, authority and legal right to enter into and perform its respective obligations thereunder, the Deposit Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except that the enforcement thereof may be subject to (a) bankruptcy, insolvency, reorganization and other laws of general applicability now or hereinafter in effect relating to or affecting creditors' rights generally, (b) general equity principles and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (c) an implied covenant of good faith and fair dealing.

         3. Upon due issuance by the Depositary of ADSs evidenced by ADRs being delivered on the date hereof against the deposit of Shares by the Company and each of the Selling Shareholders in accordance with the Deposit Agreement, such ADRs evidencing the ADSs will be duly and validly issued and persons in whose names such ADRs are duly registered will be entitled to the rights specified therein and in the Deposit Agreement.

         4. The issuance and sale of the Shares and the ADSs by the Company to you and the other Underwriters pursuant to the Underwriting Agreement on the date hereof, the deposit of Shares by the Company and each of the Selling Shareholders with the Depositary against the issuance of ADSs delivered under the Deposit Agreement and the compliance by the Company with all the provisions of the Underwriting Agreement and the Deposit Agreement (i) do not violate any U.S. federal or New York statute, rule or regulation applicable to transactions of the type contemplated by the Underwriting Agreement and the Deposit Agreement and (ii) do not result in the breach of or a default under any agreement filed as an exhibit to the Registration Statement.

         5. To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened before any U.S. federal or New York State court or governmental agency, authority or body which are required to be described in the Prospectus that are not described as required.

         6. Based on a telephone conversation with a member of the staff of the Commission on o, 2006, the Registration Statement is effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the


                                     A-I-1

Act and no proceedings therefor have been instituted or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in accordance with Rule 424(b) under the Act.

         7. The Registration Statements, as of the date each was declared effective, and the Prospectus, as of its date, complied as to form in all material respects with the requirements for registration statements on Form F-1 and Form F-6 under the Act and the rules and regulations of the Commission thereunder.

         8. The statements set forth in the Prospectus under the captions "Description of American Depositary Shares" and "Shares Eligible for Future Sale", insofar as they purport to summarize the provisions of the agreements, statutes or regulations referred to therein, fairly summarize such matters in all material respects.

         9. Although the statements set forth in the Prospectus under the caption "Taxation -- United States Federal Income Taxation" do not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of the Shares in the form of ADSs, such statements, to the extent that they constitute matters of law or legal considerations with respect thereto, fairly and accurately summarize in all material respects the United States federal income tax consequences of the purchase, ownership and disposition of the Shares in the form of ADSs under present law.

         10. No consent, approval, authorization, order, registration or qualification of or with any U.S. federal or New York governmental agency or body or, to our knowledge, any U.S. federal or New York court is required for the issue and sale of the Shares in the form of ADSs by the Company or the compliance by the Company with all of the provisions of the Underwriting Agreement, except for (a) such as have been obtained under the Act and the Securities Exchange Act of 1934, as amended, (b) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or securities laws of jurisdictions outside the United States in connection with the purchase and distribution of the ADSs by the Underwriters as contemplated in the Underwriting Agreement, and (c) such as are required by the National Association of Securities Dealers.

         11. The Company is not required to register as an "investment company" under the Investment Company Act of 1940, as amended, in connection with the issuance and sale by the Company of the Shares in the form of ADSs in the manner contemplated by the Registration Statement, the Prospectus, the Deposit Agreement and the Underwriting Agreement.

         12. Under the laws of the State of New York relating to personal jurisdiction, (a) the Company has, under the Underwriting Agreement and the Deposit Agreement, validly and irrevocably submitted to the non-exclusive personal jurisdiction of any state or federal court located in the State of New York, County of New York in any action arising out of or relating to the Underwriting Agreement and the Deposit Agreement and the transactions contemplated therein and has validly and effectively waived any objection to the venue of a proceeding in any such court as provided in Section 16 of the Underwriting Agreement and Section 7.6 of the Deposit Agreement, (b) its appointment thereunder of CT Corporation Systems as its authorized agent for service of process is valid, legal and binding, and (c) service of process in the matter set


                                     A-I-2
forth in Section 16 of the Underwriting Agreement and Section 7.6 of the Deposit Agreement is effective to confer valid personal jurisdiction over the Company.

         13. There are no contracts known to such counsel of a character required to be filed as exhibits to the Registration Statement that are not filed as required.

         14. In addition, although such counsel does not make any representation as to, and is not passing upon or assuming responsibility for, the accuracy, completeness or fairness of the statements included in the Registration Statement, the Pricing Prospectus or the Prospectus, except for those made under
(8) and (9) above, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters and their counsel at which the contents of the Registration Statement, the Pricing Prospectus and the Prospectus and related matters were discussed and no facts have come to the attention of such counsel which caused such counsel to believe that (A) the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b)), or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) the Prospectus, as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (C) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included or incorporated by reference therein of omitted therefrom).



                                     A-I-3

                                    ANNEX II

                    Form of Opinion of Conyers Dill & Pearman
                      Cayman Islands counsel to the Company

         1. As at the Certificate Date, the Company has been duly incorporated and is validly existing under the laws of the Cayman Islands as an exempted company and in good standing (meaning solely that it has not failed to make any filing with any Cayman Islands government authority or to pay any Cayman Islands government fee or tax which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of the Cayman Islands) and has the corporate power and authority required to carry on its business and to own, lease and operate its properties in accordance with its memorandum of association and as described in the Prospectus.

         2. The Company has the authorised and issued share capital set forth in the Registration Statement and the Prospectus. Based solely upon our review of the Register of Members, [500,000,000] ordinary shares are in issue as at [o], 2006 and such issued shares of the Company have been duly authorised and validly issued and are fully paid and non-assessable (meaning that no further sums are payable to the Company on such shares) and are not subject to any pre-emptive or similar rights under Cayman Islands law or the articles of association of the Company.

         3. The Shares to be issued and sold by the Company under the Underwriting Agreement have been duly authorised, and when issued and delivered by the Company to the Underwriters pursuant to the Underwriting Agreement against payment in full of the consideration set forth in the Underwriting Agreement, will have been validly issued, fully paid and non-assessable (meaning that no further sums are payable to the Company on such Shares) and such Shares will not be subject to any pre-emptive or similar rights under the articles of association of the Company.

         4. The Shares to be issued and delivered by the Company pursuant to the Underwriting Agreement and Deposit Agreement against payment in full of the consideration set forth therein will have been validly issued, fully paid and non-assessable (meaning that no further sums are payable to the Company on such shares) when issued and delivered in accordance with the Underwriting Agreement and Deposit Agreement.

         5. Based solely on our review of the Register of Members, (1) the Selling Shareholders are the registered holders of such number of ordinary shares set out in the Schedule hereof immediately prior to the transfer of the Sale Shares to the Depositary and (2) all ordinary shares to be deposited by the Selling Shareholders (the "Sale Shares") with the Depositary by way of share transfers pursuant to the terms of the Underwriting Agreement and the Deposit Agreement have been duly authorized, are validly issued, fully paid and non-assessable (meaning that no further sums are payable to the Company on such Shares).

         6. The Company has the necessary corporate power and authority to enter into and perform its obligations under the Transaction Documents. The issue and sale of the Shares, the execution and delivery of the Transaction Documents by the Company and the performance by the


                                     A-II-1

Company of its obligations thereunder will not violate the Memorandum or Articles of Association of the Company nor any applicable law, regulation, order or decree in the Cayman Islands.

         7. The Company has taken all corporate action required to authorise its execution, delivery and performance of the Transaction Documents. The Transaction Documents have been duly executed and delivered by or on behalf of the Company, and constitute valid and binding obligations of the Company enforceable in accordance with the terms thereof.

         8. No order, consent, approval, licence, authorisation or validation of or exemption by any government or public body or authority of the Cayman Islands or any sub-division thereof is required to authorise or is required in connection with the issue and sale of the Shares and the ADSs, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs, the filing of the Registration Statement with the SEC and the execution, delivery, performance and enforcement of the Transaction Documents, issue and delivery of the Shares and the payment of any amount under the Underwriting Agreement and the Deposit Agreement (other than court filings if legal proceedings are brought in the Cayman Islands).

         9. It is not necessary or desirable to ensure the enforceability, legality, validity or admissibility in evidence in the Cayman Islands of the Transaction Documents that they be registered in any register kept by, or filed with, any governmental authority or regulatory body in the Cayman Islands (other than court filings in the ordinary course of proceedings). However, to the extent that any of the Transaction Documents creates a charge over assets of the Company, the Company and its Directors are under an obligation to enter such charge in the Register of Mortgages and Charges of the Company in accordance with section 54 of the Companies Law. While there is no exhaustive definition of a charge under Cayman Islands law, a charge normally has the following characteristics:

                  (i) it is a proprietary interest granted by way of security which entitles the chargee to resort to the charged property only for the purposes of satisfying some liability due to the chargee (whether from the chargor or a third party); and

                  (ii) the chargor retains an equity of redemption to have the property restored to him when the liability has been discharged.

                  However, as the Transaction Documents are governed by the Foreign Laws, the question of whether they would possess these particular characteristics would be determined under the Foreign Laws.

         10. There is no stamp, registration or similar tax or duty to be paid on or in relation to any of the Transaction Documents provided that they are executed and remain outside the Cayman Islands. If it becomes necessary to bring any of the Transaction Documents into the Cayman Islands for enforcement or otherwise, nominal stamp duty will be payable on such Transaction Documents. In the case of any Transaction Documents creating security over movable property granted by an exempted company, an ordinary non-resident company or a foreign company, stamp duty will be payable on an ad valorem basis to a maximum of CI$500.00 (US$600.00). Apart from the payment of stamp duty, there are no acts, conditions or things required by the laws and


                                     A-II-2
regulations of the Cayman Islands to be done, fulfilled or performed in order to make any of the Transaction Documents admissible in evidence in the Cayman Islands.

         11. The statements in the Prospectus under the captions "Risk factors -- Risks relating to this offering", "Description of share capital", "Management", "Taxation" and "Enforceability of civil liabilities", insofar and to the extent that they constitute a summary or description of the laws and regulations of the Cayman Islands, are true and correct in all respects and nothing has been omitted from such statements which would make them misleading in any material respect.

         12. The Registration Statement, the 8-A Registration Statement, the Prospectus and the ADS Registration Statement and the filing of the Registration Statement and the ADS Registration Statement with the SEC have been duly authorised by and on behalf of the Company, and the Registration Statement and the ADSs Registration Statement have been duly executed pursuant to such authorisation by and on behalf of the Company.

         13. Except as described in the Prospectus, no taxes, imposts or duties of any nature (including, without limitation, stamp or other issuance or transfer taxes or duties and capital gains, income, witholding or other taxes) are payable by or on behalf of the Underwriters to the Cayman Islands or any political subdivision or taxing authority thereof or therein in connection with
(i) the allotment, issuance, and initial sale of the Shares or the ADSs; (ii) the initial sale of the Shares and ADSs to the Underwriters in the manner contemplated in the Transaction Documents; (iii) the resale and delivery of the Shares and ADSs by the Underwriters in the manner contemplated in the Prospectus; (iv) the declaration and payment of dividends on the Shares; (v) the entering of the Depositary as the registered holder of the Shares; (vi) the deposit with the Depositary of Shares by the Company and the Selling Shareholders against the issuance of ADRs evidencing the ADSs; or (v) the filing of the Registration Statement with the SEC.

         14. All dividends and other distributions declared and payable on the Shares of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary and where they are to be paid from the Cayman Islands are freely transferred out of the Cayman Islands.

         15. The choice of the Foreign Laws as the governing law of the Transaction Documents is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in the Cayman Islands, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Cayman Islands. The submission in the Transaction Documents to the exclusive jurisdiction of the Foreign Courts is valid and binding upon the Company. The Company can sue and be sued in its own name under the laws of the Cayman Islands.

         16. The courts of the Cayman Islands would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the Foreign Courts against the Company based upon the Transaction Documents (other than the Custody Agreements) under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment; (b)


                                     A-II-3
such courts did not contravene the rules of natural justice of the Cayman Islands; (c) such judgment was not obtained by fraud; (d) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands; (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands; and (f) there is due compliance with the correct procedures under the laws of the Cayman Islands.

         17. Based solely upon a search of the Register of Writs and other Originating Process of the Grand Court of the Cayman Islands conducted at [o] a.m./p.m. on [o], 2006 (which would not reveal details of matters which have been filed but not actually entered in the Register of Writs and other Originating Process of the Grand Court of the Cayman Islands at the time of our search), there are no judgements against the Company, nor any legal or governmental proceedings, nor any petitions to wind up the Company pending in the Grand Court of the Cayman Islands to which the Company is subject.

         18. The Transaction Documents are in an acceptable legal form under the laws of the Cayman Islands for enforcement thereof against the Company in the Cayman Islands in accordance with its terms.

         19. There is no exchange control legislation under Cayman Islands law and accordingly there are no exchange control regulations imposed under Cayman Islands law.

         20. The Company is not entitled to any immunity under the laws of the Cayman Islands, whether characterised as sovereign immunity or otherwise, from any legal proceedings to enforce the Transaction Documents in respect of itself or its property.

         21. The Underwriters will not be deemed to be resident, domiciled or carrying on business in the Cayman Islands by reason only of the execution, performance and/or enforcement of the Transaction Documents (other than the Custody Agreements) by the Underwriters.

         22. The Underwriters has standing to bring an action or proceedings before the appropriate courts in the Cayman Islands for the enforcement of the Transaction Documents (other than the Custody Agreements). It is not necessary or advisable in order for the Underwriters to enforce its rights under the Transaction Documents (other than the Custody Agreements), including the exercise of remedies thereunder, that it be licensed, qualified or otherwise entitled to carry on business in the Cayman Islands.

         23. We believe that in the event of any legal proceedings being brought in the Cayman Islands courts in respect of a monetary obligation expressed to be payable in a currency other than Cayman Islands dollars, a Cayman Islands court would give judgment expressed as an order to pay such currency or its Cayman Islands dollar equivalent at the time of the payment or pursuant to enforcement of the judgment. In respect of winding up proceedings, Cayman Islands law may require that all claims or debts are converted either into Cayman Islands dollars or the company's functional currency of account at the exchange rate ruling at the date of commencement of the winding up.

         24. There is nothing contained in the law of the Cayman Islands or the memorandum and articles of association of the Company which prevents the exercise of any right or the enjoyment of any benefit to which an ADS holder is entitled as a result of owning an ADS issued


                                     A-II-4
under the terms of the Deposit Agreement and which has not been disclosed in the Deposit Agreement and the form of receipt attached to the Deposit Agreement.

         25. There are no reporting obligations under the laws of the Cayman Islands on holders of the ADSs that have not been disclosed in the Deposit Agreement and the form of receipt attached to the Deposit Agreement.

         26. The Depositary will not be required by any law of the Cayman Islands to make any report to any Cayman Islands governmental authority or regulatory body with respect to the ADSs or the Shares by virtue of it being a party to the Deposit Agreement and exercising its rights and performing its obligations thereunder.


                                     A-II-5

                                    ANNEX III

                       Form of Opinion of GFE Law Offices



A.       CORPORATE ORGANIZATION

         (i) Organization and Good Standing -- PRC Subsidiaries. Shenzhen GrenTech Co., Ltd. is a wholly foreign-owned enterprise duly organized under PRC law with limited liability. Quanzhou Lake Microwave Co., Ltd. is a sino-foreign equity joint venture duly organized under PRC law with limited liability. Each of Shenzhen Lingxian Technology Co., Ltd. and Quanzhou Lake Communication Co., Ltd. is a domestic invested enterprise duly organized under PRC law with limited liability. Each of Shenzhen GrenTech Co., Ltd., Shenzhen Lingxian Technology Co., Ltd., Quanzhou Lake Communication Co., Ltd. and Quanzhou Lake Microwave Co., Ltd. is validly existing, in good standing in the PRC and its business license is in full force and effect. The liability of the Company and any Subsidiary in respect of equity interests held in a PRC Subsidiary is limited to its investment therein. All of the registered capital of a PRC Subsidiary has been duly authorized and fully paid and [all equity of each PRC Subsidiary is owned directly or indirectly by the Company and/or the Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, charge, restriction upon voting or transfer, or any other encumbrance, equity, claim or third party right (an "Encumbrance").] As at [*], there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of share capital of, or direct interest in, any PRC Subsidiary. As at [*], no steps have been or are being taken and no order or resolution has been made or passed to appoint a receiver, liquidator or similar officer of, or to wind up or dissolve, any PRC Subsidiary. All approvals in the PRC required for the establishment and the maintenance of the enterprise legal person status of each PRC Subsidiary have been duly issued and obtained and all such approvals are in full force and effect, have not been revoked, withdrawn, suspended or cancelled and are not subject to any condition. Each PRC Subsidiary has complied with all applicable registration and filing requirements under PRC law for its establishment and the maintenance of its status and existence as an enterprise legal person. Shenzhen GrenTech Co., Ltd., Shenzhen Lingxian Technology Co., Ltd., Quanzhou Lake Communication Co., Ltd. and Quanzhou Lake Microwave Co., Ltd. have been duly qualified as foreign invested enterprises or domestic invested enterprises.

         (ii) Articles of Association. The Articles of Association of each PRC Subsidiary complies with the requirements of PRC law, including the PRC Company Law, and are in full force and effect.

         (iii) No Restrictions on Dividends, Distributions or Transfers. No PRC Subsidiary is currently prohibited, directly or indirectly, from making any payments, dividends or distributions on its equity interests, or transferring its property to holders of its equity interests, the Company or a Subsidiary, except as described in the Prospectus; any dividend or other distribution declared and payable upon the equity interest in a PRC Subsidiary may be converted into foreign currency that may be freely transferred out of the PRC and any such dividend or distribution is not and will not be subject to withholding or other taxes under PRC law and will be free and clear of any other tax, withholding or deduction in the PRC, in each case without the necessity of obtaining any


                                    A-III-1
governmental authorization in the PRC, except such authorizations as have already been obtained and remain in full force and effect.

B.       COMPLIANCE

         (i) No Violation or Default. As confirmed by the PRC Subsidiaries and to the best of our knowledge, no PRC Subsidiary is (A) in violation of its Articles of Association, business or other license or any other constitutive document; (B) in default, and no event has occurred that with the giving of notice or lapse of time would constitute a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; or (C) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clause (C) above, for any such default or violation that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         (ii) Licenses. Each PRC Subsidiary has all licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all necessary declarations and filings with, all Governmental Agencies required to conduct its business in the manner described in the Prospectus, except to the extent that not having such licenses, consents, authorizations, approvals, orders, certificates or permits and not making such declarations and filings would not have a Material Adverse Effect, and such licenses, consents, authorizations, approvals, orders, certificates or permits contain no materially burdensome restrictions or conditions not described in the Prospectus; and except as described in the Prospectus, no PRC Subsidiary has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course of its business.

         (iii) Environmental Laws. As confirmed by the PRC Subsidiaries and to the best of our knowledge, the PRC Subsidiaries are (A) in compliance with the Environmental Laws, (B) have obtained all permits, licenses or other approvals required of them under the Environmental Laws to conduct their respective businesses, (C) are in compliance with all terms and conditions of any such permit, license or approval, and (D) not subject to pending or threatened legal or governmental proceedings under any Environmental Law.

         (iv) Taxes. As confirmed by the PRC Subsidiaries and to the best of our knowledge, the PRC Subsidiaries have paid all PRC national, provincial, municipal and local taxes and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its Subsidiaries or PRC Subsidiaries, or any of their respective properties or assets, that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

C.       BUSINESS OF THE COMPANY

         (i) Title to Real and Personal Property. As confirmed by the PRC Subsidiaries and to the best of our knowledge, except as disclosed in the Prospectus and each PRC Subsidiary has


                                    A-III-2
good and marketable title to, or a valid, existing and enforceable leasehold interest in, each of its material real and personal properties, in each case free and clear of any Encumbrance.

         (ii) No Guarantees. As confirmed by the PRC Subsidiaries and to the best of our knowledge, there are no outstanding guarantee or contingent payment obligations of a PRC Subsidiary in respect of the indebtedness of a third party. None of the PRC Subsidiaries is subject to any material actual liabilities.

         (iii) Intellectual Property. As confirmed by the PRC Subsidiaries and to the best of our knowledge, the PRC Subsidiaries own or have valid licenses in full force and effect or otherwise have the legal right to use, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business currently operated by them and none of the PRC Subsidiaries, whether knowingly or unknowingly, is infringing, has infringed or has received any notice of infringement of or conflict with the asserted rights of others with respect to any of the foregoing.

         (iv) No Legal Proceedings. As confirmed by the PRC Subsidiaries and to the best of our knowledge, except as disclosed in the Prospectus, there are no legal, governmental or arbitrative proceedings before any Governmental Agency pending or threatened against, or involving the properties, assets or business of, a PRC Subsidiary.

         (v) Changes in Law. There is no proposed or contemplated PRC regulatory, administrative or other governmental initiative which, if implemented or adopted in the manner proposed or contemplated, could be reasonably expected to have a Material Adverse Effect.

         (vi) PRC Taxes. (A) The PRC tax laws and regulations applicable to the activities of the Company, the Subsidiaries and the PRC Subsidiaries in the PRC (including regulatory fees, capital gain, income, sales, withholding or other taxes and stamp or other issuance or transfer taxes or duties to which the Company or the Subsidiaries may become subject due to the conduct of activities in the PRC) are assessed or apply to the Company, the Subsidiaries and the PRC Subsidiaries in substantially the same manner as are currently applicable to any enterprise engaging in the similar business and activities in the PRC and (B) there are no material PRC fees or taxes that are or will become applicable to the Company, the Subsidiaries and the PRC Subsidiaries as a consequence of completion of the Offering that have not been described in the Prospectus.

D.       UNDERWRITING AND DEPOSIT AGREEMENTS

         (i) No Consents Required. No Governmental Approval is required for the performance by the Company or any Subsidiary or PRC Subsidiary of its obligations under this Agreement or the Deposit Agreement.

         (ii) Submission to Jurisdiction. The Company and each Subsidiary and PRC Subsidiary, and each of their respective equity holders, can sue and be sued in its own name under the laws of the PRC; the irrevocable submission of the Company to the exclusive jurisdiction of a New York Court, the waiver by the Company of any objections to the venue of a proceeding of a


                                    A-III-3

New York Court and the agreement of the Company that this Agreement and the Deposit Agreement shall be governed by and construed in accordance with the laws of the State of New York are valid and legally binding in the PRC; service of process effected in the manner set forth in this Agreement and in the Deposit Agreement will be effective, insofar as the law of the PRC is concerned, to confer valid personal jurisdiction over the Company; any judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under this Agreement or the Deposit Agreement would be enforceable against the Company, the Subsidiaries and the PRC Subsidiaries in the courts of the PRC in accordance with the Civil Procedures Law of the PRC; neither the Company nor any Subsidiary or PRC Subsidiary is entitled to any immunity in the PRC on the basis of sovereignty or otherwise in respect of its obligations under this Agreement or the Deposit Agreement and could not successfully interpose any such immunity as a defense to any suit or action brought or maintained in respect of its obligations under this Agreement or the Deposit Agreement; and the waiver by the Company of immunity to jurisdiction, pre-judgment attachment, post-judgment attachment and execution in any suit, action or proceeding against it arising out of or based on this Agreement or the Deposit Agreement is the valid and legally binding obligation of the Company under the laws of the PRC.

         (iii) Indemnification. The indemnification and contribution provisions set forth in this Agreement and the Deposit Agreement do not contravene PRC law, regulation or public policy and constitute the legal, valid and binding obligations of the Company under PRC law, enforceable in accordance with the terms therein, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights.

         (iv) No Tax on Dividends. All amounts payable by the Company in respect of the ADRs evidencing the ADSs or the underlying Offer Shares pursuant to this Agreement, including all dividends and other distributions declared and payable on the Offer Shares, shall be made free and clear of and without deduction for or on account of any withholding or other taxes imposed, assessed or levied by a PRC Governmental Agency.

         (v) Right to Commence Proceedings. The Underwriters would be permitted to commence proceedings in PRC courts of competent jurisdiction based on this Agreement for claims related to a PRC Subsidiary, and such courts would accept jurisdiction over any such action or proceeding.

         (vi) Proper Legal Form. Each of this Agreement, the Deposit Agreement and any other document required to be furnished hereunder or thereunder is in proper legal form under the current laws of the PRC for the enforcement thereof against the Company, the Subsidiaries and the PRC Subsidiaries in the PRC without further action on the part of the Underwriters or the Depositary, and to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement, the Deposit Agreement and any other document required to be furnished hereunder or thereunder in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any such document.

         (vii) No License Required. The entry into, and performance or enforcement of this Agreement in accordance with its terms will not subject the Underwriters to a requirement to be licensed or otherwise qualified to do business in the PRC, nor will any Underwriter be deemed to


                                    A-III-4
be resident, domiciled, carrying on business through an establishment or place in the PRC or in breach of PRC law by reason of entry into, performance or enforcement of the this Agreement.

E.       THE OFFERING

         (i) No Consent. No Governmental Approval of or with any Governmental Agency is required for (A) the issue and sale of the Offer Shares and ADSs at the relevant Closing Date by the Company and the Selling Shareholders pursuant to this Agreement, (B) the deposit of the Offer Shares with the Depositary against issuance of the ADRs evidencing the ADSs pursuant to the Deposit Agreement, (C) the compliance by the Company and the Selling Shareholders with all of the provisions of this Agreement and the Deposit Agreement, (D) the consummation by the Company and the Selling Shareholders of the transactions contemplated herein and in the Prospectus, and (E) the execution and delivery by the Company and the Selling Shareholders of this Agreement and the Deposit Agreement, except such Governmental Approvals as have been obtained and are in full force and effect, copies of which have been furnished to the Representative.

         (ii) Absence of Stamp and Other Taxes. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the PRC or any political subdivision or taxing authority thereof or therein in connection with (A) the issuance of the ADRs by the Depositary and the sale of ADSs by the Company and the Selling Shareholders to the Underwriters in accordance with this Agreement and the Deposit Agreement, (B) the delivery of the ADSs to or for the respective accounts of the Underwriters in the manner contemplated in this Agreement or (C) the resale and delivery by the Underwriters of the ADSs to the initial purchasers thereof as contemplated in the Prospectus.

         (iii) No Conflicts. The execution, delivery and performance by the Company and the Selling Shareholders of each of this Agreement and the Company of the Deposit Agreement, the issuance of the Offer Shares, the deposit of the Offer Shares with the Depositary against issuance of the ADRs evidencing the ADSs, the sale by the Company and the Selling Shareholders of the ADSs hereunder, and the consummation by the Company and the Selling Shareholders of the transactions contemplated by this Agreement and the Company of the Deposit Agreement will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary or PRC Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary or PRC Subsidiary is a party or by which the Company or any Subsidiary or PRC Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary or PRC Subsidiary is subject, (B) result in any violation of the provisions of the charter, by-laws or other organizational documents of the PRC Subsidiary or (C) result in the violation of any law or statute or any judgment, order, rule or regulation of any PRC Governmental Agency.

         (iv) Use of Proceeds. The application of the net proceeds from the offering of the Offer Shares and ADSs, as contemplated by the Prospectus, will not contravene any provision of PRC law or the articles of association, other constitutive documents or the business license of any PRC


                                    A-III-5

Subsidiary or the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon the PRC Subsidiary, or any judgment, order or decree of any PRC Governmental Agency.

F.       REGISTRATION STATEMENT

         (i) Disclosure as to Legal Matters. After due inquiry, we do not know of any PRC legal or governmental proceedings pending or threatened to which the Company or any Subsidiary or PRC Subsidiary is a party or to which any of the properties or assets of the Company or any Subsidiary or PRC Subsidiary is subject that is required to be disclosed in the Prospectus and is not so disclosed, or of any statutes, regulations, contracts or other documents that are required to be disclosed in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not disclosed or filed as required.

         (ii) Accurate Summaries. Statements in the Prospectus, insofar as such statements constitute summaries of legal matters, documents or proceedings governed by PRC law, constitute fair and accurate summaries of such legal matters, documents or proceedings.

         (iii) No Misstatment or Omission. Nothing has come to our attention that causes it to believe that the 8-A Registration Statement, the ADS Registration Statement and the Registration Statement (except for financial statements, as to which we need not express any belief), as of their respective effective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that (except as aforesaid) the Prospectus as of its date and as of any Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


                                    A-III-6

                                    ANNEX IV

                    Form of Opinion of Conyers Dill & Pearman
                  British Virgin Islands counsel to the Company

                             [TO BE UPDATED BY CDP]

         1. The Overseas Subsidiary is duly incorporated and existing under the laws of the British Virgin Islands in good standing (meaning solely that it has not failed to make any filing with any British Virgin Islands governmental authority or to pay any British Virgin Islands government fee or tax which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of the British Virgin Islands) with full corporate power and authority to own property and assets to carry on business in accordance with its memorandum and articles of association.

         2. The execution and delivery of the Documents by GrenTech and the performance by GrenTech of its obligations thereunder will not violate the memorandum of association or articles of association of the Overseas Subsidiary nor any applicable law, regulation, order or decree in the British Virgin Islands.

         3. The choice of the Foreign Laws as the governing law of the Documents is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in the British Virgin Islands, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the British Virgin Islands.

         4. Based solely on a search of the public records in respect of the Overseas Subsidiary maintained at the offices of the Registrar of Companies at [
o ] on [ o ], 2006 which would not reveal details of matters which have not been lodged for registration or have been lodged for registration but not actually registered at the time of our search) and a search of the Index of Civil Suits maintained at the Supreme Court Registry, Road Town, Tortola British Virgin Islands conducted at [ o ] on [ o ], 2006 (which would not reveal details of proceedings which have been filed but not actually entered in the Index of Civil Suits at the time of our search), there are no judgments against the Overseas Subsidiary, nor any legal or governmental proceedings pending in the British Virgin Islands to which the Overseas Subsidiary is subject, and no steps have been, or are being, taken in the British Virgin Islands for the appointment of a liquidator to, or for the winding up, dissolution, reconstruction or reorganisation of, the Overseas Subsidiary.

         5. Based solely upon a review of the register of members of the Overseas Subsidiary certified by the registered agent of the Overseas Subsidiary on [ o ], 2006, all the shares of the Overseas Subsidiary are held by GrenTech and are validly issued, fully paid and non assessable (which term when used herein means that no further sums are required to be paid by the holders thereof in connection with the issue thereof). However, to the extent that any of the shares were issued for a promissory note or other written obligation for payment of a debt, such shares may be subject to forfeiture in the manner prescribed in section 19A of The International Business Companies Act, (Cap. 291) (the "Act").


                                     A-IV-1

         6. The Underwriters will not be deemed to be resident, domiciled or carrying on business in the British Virgin Islands by reason only of the execution, performance and/or enforcement of the Documents by the Underwriters.

         7. The Overseas Subsidiary is free to acquire, hold and sell foreign currency and securities without restriction.

         8. Based solely upon a review of the register of members of the Overseas Subsidiary certified by the registered agent of the Overseas Subsidiary on [ o ], no statement that the shares of the Overseas Subsidiary are mortgaged or charged has been entered into the share register of the Overseas Subsidiary in accordance with section 37A of the Act.

         9. By virtue of Section 36 of the Act, dividends of the Overseas Subsidiary shall only be declared and paid out of surplus. No dividend shall be declared and paid unless the directors of the Overseas Subsidiary determine that immediately after the payment of the dividends:

                  (a) the Overseas Subsidiary will be able to satisfy its liabilities as they become due in the ordinary course of its business; and

                  (b) the realisable value of the assets of the Overseas Subsidiary will not be less than the sum of its total liabilities, other than deferred taxes, as shown in the books of account, and its capital;

         and, in the absence of fraud, the decision of the directors as to the realisable value of the assets of the Overseas Subsidiary is conclusive, unless a question of law is involved.

         10. All payments of dividend in respect of the shares of the Overseas Subsidiary may be made free and clear of, and without withholding or deduction for or on account of any taxes, duties, assessments or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by the British Virgin Islands or any political subdivision or authority thereof or therein having power to tax and, where paid out of the British Virgin Islands, may be freely transferred out of the British Virgin Islands without the necessity of obtaining any consent of the British Virgin Islands or any political subdivision or authority thereof or therein.


                                     A-IV-2

                                     ANNEX V

             Forms of Opinion of Counsel to the Selling Shareholders

       Opinion to be provided by local counsel for the Selling Shareholder

         1. Each of the Selling Shareholders has the requisite corporate power, to (A) enter into the Underwriting Agreement, the Custody Agreement and the Power of Attorney executed by him, (B) sell, transfer and deliver all of the Shares which may be sold by such Selling Shareholder under the Underwriting Agreement and (C) comply with his other obligations under the Underwriting Agreement, the Custody Agreement and the Power of Attorney.

         2. The Custody Agreement and the Power of Attorney appointing the Company as the Custodian and [o] as the Attorney-In-Fact of each of the Selling Shareholders, with regard to the transactions contemplated hereby and by the Registration Statement, have been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and, subject to and on the assumption that the Custody Agreement and the Power of Attorney have created valid and binding agreements and obligations on the part of such Selling Shareholder under the law of the State of New York (which is the governing law of such documents), are the valid and binding agreements of such Selling Shareholder, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and pursuant to the terms of such Power of Attorney, such Selling Shareholder has authorized such Attorney-In-Fact to execute and deliver on such Selling Shareholder's behalf the Underwriting Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Shareholder pursuant to the Underwriting Agreement.

         3. The Underwriting Agreement has been duly and validly authorized, executed and delivered by each of the Selling Shareholders.

         4. The execution, delivery and performance of the Underwriting Agreement, the Custody Agreement and the Power of Attorney by each of the Selling Shareholders, compliance by each of the Selling Shareholders with all the provisions hereof and thereof and consummation of the transactions contemplated hereby and thereby:

                  (a) will not as a matter of law require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body in the [PRC];

                  (b) will not violate, contravene or conflict with any provision of applicable law or regulation, statute or rule or regulation.



                                     A-V-1

         Opinion to be provided by o, U.S. counsel, with respect to the laws of the State of New York.

         1. Each of the Custody Agreements and the Powers of Attorney has been duly executed and delivered by the Selling Shareholder party thereto to the extent such execution and delivery governed by the laws of the State of New York.

         2. Assuming, with your permissions, that (A) each Selling Shareholder has the capacity, power and authority, as applicable, to execute, deliver and perform the Power of Attorney and the Custody Agreement, (B) each Selling Shareholder has duly authorized the execution, delivery and performance of the Power of Attorney and the Custody Agreement, (C) each Selling Shareholder has duly executed and delivered the Power of Attorney and the Custody Agreement under the laws other than the laws of the State of New York, (D) the genuineness of all signatures on such Power of Attorney and the Custody Agreement, (E) such execution, delivery and performance of the Power of Attorney and the Custody Agreement do not violate any law, rule or regulation applicable to such Selling Shareholder, and do not require any consent, approval or authorization to be obtained or filing, registration or declaration to be made by or on behalf of such Selling Shareholder which has not been duly obtained or made, and (F) the statements in the Registration statements and the Prospectus relating to the Selling Shareholders are correct and complete, each of the Powers of Attorney and the Custody Agreements constitutes a legally valid and binding obligation of such Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms, except that the enforcement thereof may be subject to
(a) bankruptcy, insolvency, reorganization and other laws of general applicability now or hereinafter in effect relating to or affecting creditors' rights generally, (b) general equity principles and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforceability is considered in a proceeding in equity or at law), (c) an implied covenant of good faith and fair dealing, and (d) the effect of laws governing the enforceability of agencies and obligations, in each case, after death.

         3. The Underwriting Agreement has been duly executed and delivered by an Attorney-in-Fact under the Powers of Attorney on behalf of the Selling Shareholders, to the extent execution and delivery are governed by the laws of the State of New York.

         4. Payment of the purchase price for the ADSs to the Selling Shareholders by the Underwriters and the delivery by the Selling Shareholders to DTC or its agent of the ADSs registered in the name of Cede & Co. or such other nominee designated by DTC, both as provided for in the Underwriting Agreement, and the crediting of the ADSs to the Underwriters' accounts with DTC, do not conflict with or violate any of the constitutional documents of the Company, and upon such payment, delivery and crediting, if the Underwriters' interests in the ADSs consist of security entitlements (as defined in Section 8 102(a)(17) of the UCC) and the ADSs are a financial asset (as defined in Section 8 102(a)(9) of the UCC) and the Underwriters become the entitlement holders (as defined in
Section 8 102(a)(7) of the UCC) of such respective security entitlements for value without notice (within the meaning of Section 8 105 of the UCC) of any adverse claim (as defined in Section 8 102(a)(1) of the UCC) to the ADSs, then an action based on an adverse claim to the ADSs, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may not be asserted against the Underwriters.


                                     A-V-2

         5. Upon indication by book entry that the ADSs sold by the Selling Shareholders as listed on Schedule II to the Underwriting Agreement (the "Securities") have been credited to a securities account maintained by the Representative at The Depository Trust Company ("DTC") and payment therefor in accordance with the Underwriting Agreement, the Representative will acquire a securities entitlement on behalf of the Underwriters, with respect to the Securities and, under the NY UCC, an action based on an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may not be asserted against the Representative.


                                     A-V-3

                                    ANNEX VI

             Form of Opinion of Patterson, Belknap, Webb & Tyler LLP

         1. The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes the valid and legally binding agreement of the Depositary, enforceable against the Depositary in accordance with its terms except to the extent that (a) enforcement thereof may be limited by (1) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and
(2) general principles of equity (regardless of whether enforceability is considered in a proceeding in law or in equity), and (b) rights to indemnity and contribution may be limited by United States federal or state securities laws or public policy; and

         2. The Depositary has full power and authority and legal right to execute and deliver the Deposit Agreement and to perform its obligations thereunder; and

         3 Upon the issuance by the Depositary of the Sale ADSs against deposit of the requisite Sale Shares with the Custodian in accordance with the terms and conditions of the Deposit Agreement and the Registration Statement, the Sale ADSs will be duly and validly issued and will entitle the Holders thereof (as defined in the Deposit Agreement) to the rights specified in the American Depositary Receipt(s) evidencing the Sale ADSs and in the Deposit Agreement; and

         4. The Registration Statement has been declared effective under the United States Securities Act of 1933, as amended, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened. The Registration Statement complies as to form in all material respects with the requirements of the United States Securities Act of 1933, as amended, and the rules and regulations adopted by the Securities and Exchange Commission thereunder, in each case as known to us to be interpreted by the Staff of the Securities and Exchange Commission at this time.


                                     A-VI-1

                                    ANNEX VII

                            Form of Lock-Up Agreement

                                     [Date]

Bear, Stearns & Co. Inc.
       As Representative of the several
       Underwriters referred to below
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Attention: Equity Capital Markets



              China GrenTech Corporation Limited Lock-Up Agreement

Ladies and Gentlemen:

         This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by China GrenTech Corporation Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the "Company") of its ordinary shares, US$0.00002 par value per share (the "Stock") in the form of American depositary shares ("ADSs").

         In order to induce you and the other underwriters for which you act as representative (the "Underwriters") to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. ("Bear Stearns"), during the period from the date hereof until one hundred eighty (180) days from the date of the final prospectus for the Offering (the "Lock-Up Period") the undersigned (A) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any announcement of any of the foregoing, (B) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (C) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein "Relevant Security" means ADSs, the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any ADSs, the Stock or other such equity security.

         The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is


                                    A-VII-1
the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned will not file or participate in the filing with the U.S. Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security.

         Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless Bear Stearns waives, in writing, such extension. The undersigned acknowledges that the Company has agreed in the underwriting agreement for the Offering to provide notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to this paragraph, and the undersigned agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.



                                        Very truly yours,



                                        By:
                                             -----------------------------------
                                             [Print Name]




                                    A-VII-2